UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23875)

Madison ETFs Trust
(Exact name of registrant as specified in charter)

550 Science Drive
Madison, Wisconsin 53711
(Address of principal executive offices) (Zip code)

Greg Hoppe

Madison ETFs Trust

550 Science Drive

Madison, Wisconsin 53711
(Name and address of agent for service)

(800) 767-0300

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

Semi-annual Report

(unaudited)

December 31, 2023

Madison Short-Term Strategic Income ETF

Madison Aggregate Bond ETF

Madison Covered Call ETF

Madison Dividend Value ETF

Madison Funds | December 31, 2023

Madison Funds | December 31, 2023

Period in Review

Markets were volatile over the first four and a half months of the Madison ETFs Trust existence. Starting in August, both stocks and bonds came under pressure as sticky inflation forced investors to come to terms with an interest rate backdrop that may indeed have to stay higher for longer to fully quell inflation. Stocks as measured by the S&P 500 Index (“S&P 500”) fell -6.3% from 8/15/2023 to 10/31/2023. Bonds also fell, dropping -3.3% (Bloomberg U.S. Aggregate Bond Index) as interest rates rose with the 10-year U.S. Treasury rate increasing from 4.3% to 4.8% (peaking at 5.0%) over that same time span. However, the script was flipped right around the first of November around the time of the Federal Reserve’s (the “Fed”) FOMC meeting. The higher for longer interest rate narrative was quickly punted in favor of an outlook of lower and sooner, evidenced by market pricing moving from an expectation of three cuts to the Federal Funds rate in 2024 on 9/30/2023 to more than six cuts by 12/31/2023. Markets rallied hard post Halloween off the ensuing decline in rates and renewed belief that an economic “soft landing” was in store. Stocks jumped +14.1% over the final two months of the year, and the S&P 500 Index closed with a gain of +6.9% for the period 8/15/2023 – 12/31/2023. Unlike stocks, bonds didn’t quite reach a double digit return across November-December, yet still generated a sizeable +8.5% advance, and propelled the Bloomberg U.S. Aggregate Bond Index to a total return of +5.0% for the period.

Today’s ebullient equity market sentiment and faith that a “soft landing” will be achieved stand in stark contrast to the imminent recession fears that marked the run-up to 2023. Oddly enough, the market spent 10 months fighting the Fed, pricing in rate cuts that never came and were pushed into 2024 as inflation remained sticky and the labor market strong. In the end, a recession was averted through a combination of titanic fiscal spending and consumer consumption on the back of excess COVID savings (past stimulus) and rising wage growth from a strong labor market. While GDP growth was solid, the same cannot be said for corporate earnings, as 2023 was all about multiple expansion rather than improving fundamentals. According to FactSet data on 12/31/23, S&P 500 earnings growth was expected to have increased by just 24 cents over 2022’s results, or +0.1%, however the P/E multiple for 2023 expanded from 16.7x to 21.7x resulting in an equity boom.

Moving forward, expectations for 2024 are as high today as they were low entering 2023. Risky assets have priced out all risk of recession and the U.S. stock market is betting on double-digit earnings growth. After being dead wrong on inflation and letting it ravage the U.S. economy, the Fed ended the year willing to roll the dice that their 2% target is achievable without further tightening, a recession will be avoided, and they can gently lower rates over the course of 2024. However, the bond market has a much more aggressive outlook for cuts over the next 12 months, looking for at least six versus the Fed’s three. The market pricing of 1.5% worth of cuts seems quite aggressive and alarmingly recessionary. Much is riding on inflation to keep slowing without a corresponding negative impact on economic conditions. Or maybe, more likely, the impacts of the rapid rate hikes of 2022-2023 have yet to reach the economy as monetary policy notoriously works with a long and uncertain lag. It could prove difficult for inflation to be brought under control without an economic slowdown, especially after the cumulative +20% increase in prices post-COVID. Wages are still behind on an inflation-adjusted basis, if economic growth holds, workers will expect to see continued gains, increasing costs while top-line pricing power is being eroded. This is not a recipe for double-digit earnings growth. The labor market now holds the key to this cycle, and initial jobless claims will be under the microscope. If claims remain tepid, the falling inflation narrative will come under scrutiny, and we could see a return to the “higher for longer” interest rate narrative that brutalized stocks and bonds this past fall. If jobless claims start to rise, the consumer will come under pressure, removing the biggest source of economic growth. In this case the bond market has it right, and yields and inflation will continue to fall, but equities would be vulnerable.

The mix of elevated index valuations and likely increase in volatility present a favorable backdrop for active portfolio management in 2024.

Madison Funds | Review of Period (unaudited) - continued | December 31, 2023

Madison Short-Term Strategic Income ETF

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains a short (typically 3.5 years or less) average portfolio duration, with the goal of being between 75-125% of the market benchmark duration (for this purpose, the benchmark used is Bloomberg U.S. Government/Credit Float Adjusted 1-5 Year Index, the duration of which as of June 30, 2023 was 2.62 years). The maximum average duration of any individual portfolio security will be 8 years. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates. By way of example, assume XYZ company issues a five-year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%.

PERFORMANCE DISCUSSION

Madison Short-Term Strategic Income ETF had a NAV total return of 3.96% and a market total return of 4.13%. The Bloomberg U.S. Government/Credit Float Adjusted 1-5 Year Index had a total return of 3.28%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Financials	31.4%
Asset Backed Security	13.3%
Communications	7.9%
US Treasury Securities	7.3%
Technology	6.5%
Collateralized Mortgage Obligation	6.1%
Industrials	5.8%
Energy	5.1%
Health Care	5.0%
Materials	3.3%
Consumer Discretionary	3.2%
Consumer Staples	2.2%
US Government Agency Issue	0.9%
Mortgage Backed Securities	0.8%
Other Assets in Excess of Liabilities	1.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Discover Financial Services, 4.10%, 02/09/2027	2.2%
Bank of America Corp., 3.50%, 04/19/2026	2.2%
Netflix, Inc., 6.38%, 05/15/2029	2.2%
Goldman Sachs Group, Inc., 4.48% to 08/23/2027 then SOFR + 1.73%, 08/23/2028	2.1%
Sprint LLC, 7.63%, 03/01/2026	2.0%
JPMorgan Chase & Co., 4.20% to 07/23/2028 then 3 mo. Term SOFR + 1.52%, 07/23/2029	2.0%
HCA, Inc., 5.88%, 02/15/2026	2.0%
United Rentals North America, Inc., 5.50%, 05/15/2027	1.9%
Vail Resorts, Inc., 6.25%, 05/15/2025	1.9%
Valero Energy Partners LP, 4.50%, 03/15/2028	1.9%

Madison Funds | Review of Period (unaudited) - continued | December 31, 2023

Madison Aggregate Bond ETF

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 75-125% of the market benchmark duration (for this purpose, the benchmark used is Bloomberg U.S. Aggregate Bond Index, the duration of which as of June 30, 2023 was 6.31 years). Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates. By way of example, assume XYZ company issues a five-year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%.

PERFORMANCE DISCUSSION

Madison Aggregate Bond ETF had a NAV total return of 5.07% and a market total return of 5.22%. The Bloomberg U.S. Aggregate Bond Index had a return of 4.85%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23		TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Mortgage Backed Securities	32.0%	United States Treasury Note/Bond, 4.50%, 07/15/2026	3.9%
US Treasury Securities	23.8%	United States Treasury Note/Bond, 4.00%, 06/30/2028	3.8%
Financials	12.8%	United States Treasury Note/Bond, 3.50%, 02/15/2033	3.7%
Asset Backed Security	6.8%	United States Treasury Note/Bond, 4.13%, 08/15/2053	2.9%
Energy	4.0%	United States Treasury Note/Bond, 4.88%, 10/31/2028	2.5%
Health Care	3.6%	United States Treasury Note/Bond, 4.00%, 07/31/2030	2.4%
Collateralized Mortgage Obligation	3.5%	United States Treasury Note/Bond, 4.88%, 11/30/2025	1.9%
Industrials	2.4%	Chase Auto Owner Trust, 2023-AA, Class A2, 5.90%, 03/25/2027	1.9%
Technology	2.2%	FHLMC, Pool SD2875, 5.00%, 05/01/2053	1.7%
Communications	1.8%	United States Treasury Note/Bond, 3.88%, 05/15/2043	1.5%
Utilities	1.6%
Consumer Discretionary	1.4%
Materials	1.2%
Consumer Staples	1.0%
Other Assets in Excess of Liabilities	1.9%

Madison Covered Call ETF

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies, including other investment companies. The Fund invests, under normal market conditions, in a diversified portfolio of common stocks of large- and mid-capitalization issuers that, in the view of the Fund’s investment advisor, Madison Asset Management LLC (“Madison” or the “Advisor”), sell at a reasonable price in relation to their long-term earnings growth rates, exhibit a high degree of financial strength and are well-positioned competitively. Toroso Investments, LLC (“Toroso” or the “Subadvisor”) is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, and providing tax optimization services. The Fund will invest in growth stocks, value stocks or stocks that exhibit both style designations. Under normal market conditions, the Fund sells (writes) covered call options on a substantial portion of its portfolio securities. As a writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

PERFORMANCE DISCUSSION

Madison Covered Call ETF had a NAV total return of 4.92% and a market total return of 5.36%. The S&P 500® Index had a total return of 9.04%. The CBOE S&P 500 BuyWrite Index (BXM) had a total return of 2.52%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23		TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Technology	27.0%	Las Vegas Sands Corp.	3.1%
Health Care	13.1%	Medtronic PLC	3.0%
Consumer Discretionary	10.2%	Elevance Health, Inc.	3.0%
Industrials	9.5%	Danaher Corp.	3.0%
Consumer Staples	8.6%	Ciena Corp.	2.9%
Communications	6.7%	Cisco Systems, Inc.	2.8%
Energy	5.4%	CME Group, Inc.	2.8%
Financials	5.2%	Amphenol Corp.	2.7%
Utilities	3.7%	Fastenal Co.	2.7%
Materials	3.3%	Gilead Sciences, Inc.	2.6%
Real Estate	2.5%
Other Assets in Excess of Liabilities	4.8%

Madison Funds | Review of Period (unaudited) - continued | December 31, 2023

Madison Dividend Value ETF

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in dividend paying equity securities.

PERFORMANCE DISCUSSION

Madison Dividend Value ETF had a NAV total return of 0.92% and a market total return of 0.89%. The Russell 1000® Value Index had a total return of 4.10%. The Lipper Equity Income Funds Index had a total return of 2.71%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23		TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 12/31/23
Financials	21.8%	International Business Machines Corp.	4.1%
Industrials	14.3%	Fastenal Co.	4.0%
Technology	13.5%	Morgan Stanley	3.7%
Energy	13.1%	EOG Resources, Inc.	3.7%
Health Care	13.1%	Home Depot, Inc.	3.6%
Consumer Staples	8.2%	CME Group, Inc.	3.6%
Consumer Discretionary	8.1%	Medtronic PLC	3.5%
Communications	3.4%	BlackRock, Inc.	3.4%
Materials	2.8%	Comcast Corp. - Class A	3.4%
Utilities	1.4%	Chevron Corp.	3.2%
Other Assets in Excess of Liabilities	0.3%

Madison Funds | Review of Period (unaudited) - continued | December 31, 2023

Notes to Review of Period

Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-0300 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect sales charges, fees, or expenses.

BENCHMARK DESCRIPTIONS

Market Indexes

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The index is composed of the 30 largest funds by asset size in the Lipper investment objective category.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

The CBOE S&P 500 BuyWrite® Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The Bloomberg US Government/Credit Float Adjusted 1-5 Year Index measures the performance of US dollar-denominated US Treasury bonds, government related bonds, and investment grade US corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

Madison Short Term Strategic Income ETF Portfolio of Investments

	Par Value	Value (Note 2,3)
Discover Financial Services 4.10%, 02/09/2027	$1,348,000	$1,293,976
Fiserv, Inc. 3.20%, 07/01/2026	920,000	885,908
		4,080,331
Diversified Banks - 4.2%
Bank of America Corp. 3.50%, 04/19/2026	1,318,000	1,283,078
JPMorgan Chase & Co. 4.20% to 07/23/2028 then 3 mo. Term SOFR + 1.52%, 07/23/2029	1,233,000	1,199,231
		2,482,309
Financial Services - 7.4%
Bank of New York Mellon Corp. 4.60% to 07/26/2029 then SOFR + 1.76%, 07/26/2030	1,023,000	1,016,927
Goldman Sachs Group, Inc. 4.48% to 08/23/2027 then SOFR + 1.73%, 08/23/2028	1,243,000	1,222,239
LPL Holdings, Inc. 4.00%, 03/15/2029 (a)	1,150,000	1,063,057
Morgan Stanley 3.77% to 01/24/2028 then 3 mo. Term SOFR + 1.40%, 01/24/2029	1,180,000	1,126,215
		4,428,438
Real Estate - 4.3%
Boston Properties LP 6.75%, 12/01/2027	715,000	749,086
Iron Mountain, Inc. 4.50%, 02/15/2031 (a)	575,000	524,146
RHP Hotel Properties LP / RHP Finance Corp. 7.25%, 07/15/2028 (a)	575,000	597,820
SBA Communications Corp. 3.88%, 02/15/2027	713,000	684,903
		2,555,955
Total Financials		18,644,785

Health Care - 5.0%
Centene Corp. 4.250%, 12/15/2027	768,000	740,309
HCA, Inc. 5.880%, 02/15/2026	1,150,000	1,160,043
UnitedHealth Group, Inc. 5.250%, 02/15/2028	1,023,000	1,058,700
Total Health Care		2,959,052

Industrials - 5.8%
Clean Harbors, Inc. 6.380%, 02/01/2031 (a)	575,000	584,914
Roller Bearing Co. of America, Inc. 4.380%, 10/15/2029 (a)	575,000	532,122
TransDigm, Inc.
6.250%, 03/15/2026 (a)	835,000	833,506
6.880%, 12/15/2030 (a)	315,000	324,450
United Rentals North America, Inc. 5.500%, 05/15/2027	1,150,000	1,152,517
Total Industrials		3,427,509

	Par Value	Value (Note 2,3)
Materials - 3.3%
Ball Corp. 4.880%, 03/15/2026	$988,000	$984,392
Celanese US Holdings LLC 6.170%, 07/15/2027	963,000	987,384
Total Materials		1,971,776

Technology - 6.5%
Booz Allen Hamilton, Inc. 3.880%, 09/01/2028 (a)	1,053,000	993,095
CDW LLC / CDW Finance Corp. 4.130%, 05/01/2025	935,000	915,215
Gartner, Inc. 4.500%, 07/01/2028 (a)	953,000	903,471
Oracle Corp. 6.150%, 11/09/2029	998,000	1,075,022
Total Technology		3,886,803
TOTAL CORPORATE BONDS (Cost $40,451,331)		41,791,238

ASSET-BACKED SECURITIES - 13.3%
Capital One Financial Corp. Series 2022-A3, Class A, 4.950%, 10/15/2027	100,000	100,288
Chase Auto Owner Trust Series 2023-AA, Class A2, 5.90%, 03/25/2027 (a)	500,000	502,485
CNH Equipment Trust
Series 2021-C, Class B, 1.410%, 04/16/2029	735,000	680,926
Series 2023-A, Class A3, 4.810%, 08/15/2028	300,000	299,640
Enterprise Fleet Financing
Series 2022-4, Class A2, 5.760%, 10/22/2029 (a)	217,707	218,363
Series 2023-1, Class A2, 5.510%, 01/22/2029 (a)	196,408	196,610
Ford Credit Auto Owner Trust Series 2020-B, Class B, 1.190%, 01/15/2026	400,000	396,055
GM Financial Consumer Automobile Receivables Trust
Series 2020-3, Class A4, 0.580%, 01/16/2026	585,000	572,797
Series 2020-3, Class C, 1.370%, 01/16/2026	145,000	141,473
Series 2021-4, Class B, 1.250%, 10/18/2027	975,000	905,810
Hertz Global Holdings, Inc. Series 2021-1A, Class A, 1.210%, 12/26/2025 (a)	1,000,000	965,304
Hertz Vehicle Financing LLC Series 2022-1A, Class A, 1.990%, 06/25/2026 (a)	150,000	143,327
Honda Auto Receivables Owner Trust Series 2021-3, Class A3, 0.410%, 11/18/2025	386,428	376,704
JPMorgan Chase Bank NA Series 2021-2, Class B, 0.890%, 12/26/2028 (a)	78,037	76,286
LAD Auto Receivables Trust Series 2022-1A, Class A, 5.210%, 06/15/2027 (a)	529,116	526,401

	Par Value	Value (Note 2,3)
CORPORATE BONDS - 70.4%
Communications - 7.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 03/01/2030 (a)	$525,000	$479,638
Lamar Media Corp. 4.880%, 01/15/2029	620,000	599,725
Netflix, Inc. 6.380%, 05/15/2029	1,180,000	1,282,877
Sprint LLC 7.630%, 03/01/2026	1,150,000	1,200,851
VeriSign, Inc. 4.750%, 07/15/2027	1,140,000	1,131,030
Total Communications		4,694,121

Consumer Discretionary - 3.2%
Vail Resorts, Inc. 6.250%, 05/15/2025 (a)	1,145,000	1,139,275
Williams Scotsman, Inc. 6.130%, 06/15/2025 (a)	748,000	749,474
Total Consumer Discretionary		1,888,749

Consumer Staples - 2.2%
Lamb Weston Holdings, Inc. 4.880%, 05/15/2028 (a)	580,000	567,254
Performance Food Group, Inc. 5.500%, 10/15/2027 (a)	748,000	737,065
Total Consumer Staples		1,304,319

Energy - 5.1%
Murphy Oil USA, Inc. 5.630%, 05/01/2027	1,145,000	1,135,024
Sunoco LP / Sunoco Finance Corp. 6.000%, 04/15/2027	743,000	744,065
Valero Energy Partners LP 4.500%, 03/15/2028	1,155,000	1,135,035
Total Energy		3,014,124

Financials – 31.4% Banks - 6.9%
Fifth Third Bancorp 4.77% to 07/28/2029 then SOFR + 2.13%, 07/28/2030	1,063,000	1,039,680
Huntington Bancshares, Inc. 6.21% to 08/21/2028 then SOFR + 2.02%, 08/21/2029	973,000	1,004,160
KeyCorp 4.10%, 04/30/2028	1,028,000	965,017
PNC Financial Services Group, Inc. 5.35% to 12/02/2027 then SOFR + 1.62%, 12/02/2028	1,063,000	1,076,555
		4,085,412
Commercial Finance - 1.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.63%, 10/15/2027	1,033,000	1,012,340
		1,012,340
Consumer Finance - 6.9%
American Express Co. 4.20%, 11/06/2025	920,000	909,275
Capital One Financial Corp. 3.80%, 01/31/2028	1,043,000	991,172

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

	Par Value	Value (Note 2,3)
Series 4037, Class B, 3.000%, 04/15/2027	$139,152	$135,406
Series 4838, Class VA, 4.000%, 03/15/2036	342,334	336,545
Series K066, Class A2, 3.120%, 06/25/2027	800,000	768,297
Series KJ17, Class A2, 2.980%, 11/25/2025	230,593	225,190
Federal National Mortgage Association
Series 2005-79, Class LT, 5.500%, 09/25/2035	176,099	179,221
Series 2011-31, Class DB, 3.500%, 04/25/2031	158,210	152,890
Series 2011-36, Class QB, 4.000%, 05/25/2031	245,259	240,106
Series 2020-44, Class TI, 5.500%, 12/25/2035 (c)	657,095	101,546
Series 2023-29, Class JA, 5.500%, 05/25/2036	684,579	692,728
FREMF Mortgage Trust Series 2015-K44, Class B, 3.720%, 01/25/2048 (a)(b)	460,000	448,872
GS Mortgage Securities Corp. II Series 2014-GC24, Class A4, 3.670%, 09/10/2047	282,301	277,933
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,586,300)		3,644,092

U.S. GOVERNMENT AGENCY ISSUES - 0.9%
Federal Farm Credit Banks Funding Corp. 5.480%, 10/02/2028	500,000	507,780
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $500,000)		507,780

	Par Value	Value (Note 2,3)
Consumer Discretionary - 1.4%
General Motors Financial Co., Inc. 5.850%, 04/06/2030	$130,000	$134,262
Hilton Domestic Operating Co., Inc. 5.380%, 05/01/2025 (a)	260,000	259,293
Lowe’s Cos., Inc. 4.250%, 04/01/2052	150,000	127,451
Tractor Supply Co. 5.250%, 05/15/2033	225,000	230,686
Total Consumer Discretionary		751,692

Consumer Staples - 1.0%
J M Smucker Co.
5.900%, 11/15/2028	100,000	105,255
6.200%, 11/15/2033	200,000	218,595
Performance Food Group, Inc. 5.500%, 10/15/2027 (a)	190,000	187,222
Total Consumer Staples		511,072

	Par Value	Value (Note 2,3)
MORTGAGE-BACKED SECURITIES - 0.8%
Federal National Mortgage Association
Pool 254904, 5.500%, 10/01/2033	$65,777	$67,790
Pool 555880, 5.500%, 11/01/2033	111,378	114,785
Pool 890696, 3.000%, 09/01/2030	50,069	48,156
Pool MA0919, 3.500%, 12/01/2031	180,510	174,447
Pool MA2177, 4.000%, 02/01/2035	96,785	94,659
TOTAL MORTGAGE-BACKED SECURITIES (Cost $484,783)		499,837

TOTAL INVESTMENTS - 98.8% (Cost $57,109,115)		$58,644,398
Other Assets in Excess of Liabilities - 1.2%		704,009
TOTAL NET ASSETS - 100.0%		$59,348,407

Percentages are stated as a percent of net assets.

SOFR - Secured Overnight Financing Rate

(a)Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2023, the value of these securities total $13,811,006 or 23.3% of the Fund’s net assets.

(b)Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of December 31, 2023.

(c)Interest only security.

	Par Value	Value (Note 2,3)
Energy - 4.0%
Energy Transfer LP
5.250%, 04/15/2029	$200,000	$201,716
6.550%, 12/01/2033	200,000	217,076
Enterprise Products Operating LLC 5.350%, 01/31/2033	130,000	136,315
Exxon Mobil Corp. 4.110%, 03/01/2046	275,000	246,023
Kinder Morgan, Inc. 5.550%, 06/01/2045	200,000	193,069
Marathon Petroleum Corp. 4.700%, 05/01/2025	300,000	298,015
MPLX LP 4.800%, 02/15/2029	100,000	99,386
Murphy Oil USA, Inc. 5.630%, 05/01/2027	200,000	198,257
ONEOK, Inc. 5.800%, 11/01/2030	100,000	104,116

	Par Value	Value (Note 2,3)
PHH Arval
Series 2023-1A, Class A1, 5.650%, 05/15/2035 (a)	$166,764	$167,211
Series 2023-2A, Class A1, 6.160%, 10/15/2035 (a)	119,185	120,244
Santander Consumer USA Holdings, Inc. Series 2022-2, Class B, 3.440%, 09/15/2027	100,000	98,103
Santander Revolving Auto Loan Trust Series 2019-A, Class C, 3.000%, 01/26/2032 (a)	325,000	314,597
Towd point HE Trust Series 2021-HE1, Class A1, 0.920%, 02/25/2063 (a)(b)	107,765	102,019
Verizon Master Trust Series 2021-1, Class B, 0.690%, 05/20/2027	1,000,000	979,002
TOTAL ASSET-BACKED SECURITIES (Cost $7,822,271)		7,883,645

U.S. TREASURY SECURITIES - 7.3%
United States Treasury Note/Bond
4.500%, 11/30/2024	475,000	473,256
4.630%, 02/28/2025	1,000,000	999,492
4.250%, 10/15/2025	908,000	906,475
4.630%, 03/15/2026	715,000	721,396
4.130%, 06/15/2026	628,000	628,074
4.130%, 09/30/2027	585,000	589,113
TOTAL U.S. TREASURY SECURITIES (Cost $4,264,430)		4,317,806

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.1%
Federal Home Loan Mortgage Corp.
Series 3187, Class Z, 5.000%, 07/15/2036	84,668	85,358

	Par Value	Value (Note 2,3)
CORPORATE BONDS - 32.0%
Communications - 1.8%
AT&T, Inc.
4.250%, 03/01/2027	$100,000	$98,943
2.250%, 02/01/2032	90,000	74,452
Meta Platforms, Inc. 3.850%, 08/15/2032	200,000	190,509
Netflix, Inc. 6.380%, 05/15/2029	100,000	108,718
T-Mobile USA, Inc. 2.630%, 04/15/2026	300,000	285,330
Verizon Communications, Inc. 4.330%, 09/21/2028	200,000	198,064
Total Communications		956,016

Madison Aggregate Bond ETF Portfolio of Investments

Madison Short Term Strategic Income ETF Portfolio of Investments

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

	Par Value	Value (Note 2,3)
Intercontinental Exchange, Inc.
3.750%, 09/21/2028	$20,000	$19,456
4.600%, 03/15/2033	90,000	89,872
Iron Mountain, Inc. 4.500%, 02/15/2031 (a)	150,000	136,734
JPMorgan Chase & Co. 4.910% to 07/25/2032 then SOFR + 2.080%, 07/25/2033	300,000	297,095
KeyCorp 4.100%, 04/30/2028	100,000	93,873
LPL Holdings, Inc. 4.000%, 03/15/2029 (a)	275,000	254,209
Morgan Stanley
5.450% to 07/20/2028 then SOFR + 1.630%, 07/20/2029	150,000	152,976
1.930% to 04/28/2031 then SOFR + 1.020%, 04/28/2032	90,000	72,529
PNC Financial Services Group, Inc.
5.350% to 12/02/2027 then SOFR + 1.620%, 12/02/2028	250,000	253,188
6.880% to 10/20/2033 then SOFR + 2.280%, 10/20/2034	100,000	111,222
Public Storage Operating Co.
1.850%, 05/01/2028	60,000	53,941
5.130%, 01/15/2029	175,000	180,747
Regions Financial Corp. 1.800%, 08/12/2028	200,000	171,460
State Street Corp. 5.820% to 11/04/2027 then SOFR + 1.720%, 11/04/2028	125,000	129,756
Synchrony Financial 3.700%, 08/04/2026	275,000	258,836
Truist Financial Corp.
4.120% to 06/06/2027 then SOFR + 1.370%, 06/06/2028	50,000	48,180
5.870% to 06/08/2033 then SOFR + 2.360%, 06/08/2034	80,000	81,773
US Bancorp
4.550% to 07/22/2027 then SOFR + 1.660%, 07/22/2028	125,000	123,245
4.840% to 02/01/2033 then SOFR + 1.600%, 02/01/2034	90,000	86,362
Wells Fargo & Co.
5.570% to 07/25/2028 then SOFR + 1.740%, 07/25/2029	125,000	127,762
4.900% to 07/25/2032 then SOFR + 2.100%, 07/25/2033	20,000	19,511
5.390% to 04/24/2033 then SOFR + 2.020%, 04/24/2034	150,000	150,917
Weyerhaeuser Co. 3.380%, 03/09/2033	250,000	222,342
Total Financials		6,689,443

Health Care - 3.6%
AbbVie, Inc. 3.200%, 11/21/2029	190,000	177,831
Amgen, Inc. 5.650%, 03/02/2053	250,000	264,199
Centene Corp. 2.450%, 07/15/2028	150,000	133,853
CVS Health Corp. 5.130%, 07/20/2045	140,000	132,873

	Par Value	Value (Note 2,3)
GE HealthCare Technologies, Inc. 6.380%, 11/22/2052	$485,000	$565,670
Pfizer Investment Enterprises Pte Ltd. 5.300%, 05/19/2053	250,000	256,231
UnitedHealth Group, Inc. 4.200%, 05/15/2032	125,000	122,542
Zoetis, Inc. 3.000%, 05/15/2050	300,000	216,312
Total Health Care		1,869,511

Industrials - 2.4%
Boeing Co. 5.810%, 05/01/2050	180,000	187,148
Nordson Corp. 5.800%, 09/15/2033	250,000	266,304
Norfolk Southern Corp. 5.950%, 03/15/2064	250,000	280,209
Textron, Inc. 2.450%, 03/15/2031	100,000	85,379
TransDigm, Inc. 6.250%, 03/15/2026 (a)	190,000	189,660
United Rentals North America, Inc. 5.500%, 05/15/2027	260,000	260,569
Total Industrials		1,269,269

Materials - 1.2%
Ball Corp. 4.880%, 03/15/2026	190,000	189,306
Martin Marietta Materials, Inc. 3.200%, 07/15/2051	135,000	100,904
Packaging Corp. of America 4.050%, 12/15/2049	100,000	82,185
Vulcan Materials Co. 3.500%, 06/01/2030	110,000	102,417
WRKCo, Inc. 3.900%, 06/01/2028	150,000	143,275
Total Materials		618,087

Technology - 2.2%
Booz Allen Hamilton, Inc. 3.880%, 09/01/2028 (a)	250,000	235,778
Dell International LLC / EMC Corp. 3.450%, 12/15/2051	200,000	145,457
Gartner, Inc. 4.500%, 07/01/2028 (a)	180,000	170,645
Intel Corp. 3.730%, 12/08/2047	240,000	195,576
Intuit, Inc. 5.200%, 09/15/2033	250,000	262,384
Oracle Corp.
6.150%, 11/09/2029	100,000	107,717
3.950%, 03/25/2051	55,000	43,253
Total Technology		1,160,810

Utilities - 1.6%
AES Corp. 1.380%, 01/15/2026	300,000	277,676
Duke Energy Corp. 4.300%, 03/15/2028	130,000	128,286

	Par Value	Value (Note 2,3)
Phillips 66 Co. 4.950%, 12/01/2027	$100,000	$100,922
Schlumberger Holdings Corp. 3.900%, 05/17/2028 (a)	150,000	145,773
Valero Energy Corp. 4.000%, 06/01/2052	200,000	154,648
Total Energy		2,095,316

Financials - 12.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.630%, 10/15/2027	600,000	587,999
Air Lease Corp. 1.880%, 08/15/2026	90,000	82,817
Alexandria Real Estate Equities, Inc. 4.750%, 04/15/2035	150,000	145,808
Ally Financial, Inc. 6.850% to 01/03/2029 then SOFR + 2.820%, 01/03/2030	250,000	256,988
American Express Co.
4.050%, 05/03/2029	20,000	19,819
5.280% to 07/27/2028 then SOFR + 1.280%, 07/27/2029	300,000	306,530
Bank of America Corp.
1.660% to 03/11/2026 then SOFR + 0.910%, 03/11/2027	90,000	83,283
4.950% to 07/22/2027 then SOFR + 2.040%, 07/22/2028	125,000	125,081
5.020% to 07/22/2032 then SOFR + 2.160%, 07/22/2033	130,000	128,774
Bank of New York Mellon Corp. 4.600% to 07/26/2029 then SOFR + 1.760%, 07/26/2030	125,000	124,258
Berkshire Hathaway Finance Corp. 3.850%, 03/15/2052	30,000	25,217
BlackRock, Inc. 4.750%, 05/25/2033	200,000	202,107
Capital One Financial Corp.
5.470% to 02/01/2028 then SOFR + 2.080%, 02/01/2029	50,000	49,876
6.310% to 06/08/2028 then SOFR + 2.640%, 06/08/2029	170,000	174,638
Cboe Global Markets, Inc. 3.650%, 01/12/2027	90,000	87,346
Citigroup, Inc. 4.910% to 05/24/2032 then SOFR + 2.090%, 05/24/2033	130,000	127,508
Discover Financial Services 6.700%, 11/29/2032	200,000	209,824
Fifth Third Bancorp
4.770% to 07/28/2029 then SOFR + 2.130%, 07/28/2030	100,000	97,806
4.340% to 04/25/2032 then SOFR + 1.660%, 04/25/2033	120,000	111,829
Fiserv, Inc., 3.50%, 07/01/2029	200,000	188,333
Goldman Sachs Group, Inc. 4.480% to 08/23/2027 then SOFR + 1.730%, 08/23/2028	200,000	196,660
Huntington Bancshares, Inc.
4.440% to 08/04/2027 then SOFR + 1.970%, 08/04/2028	15,000	14,551
6.210% to 08/21/2028 then SOFR + 2.020%, 08/21/2029	200,000	206,405

Madison Aggregate Bond ETF Portfolio of Investments

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

	Par Value	Value (Note 2,3)
Pool V80026, 3.000%, 04/01/2043	$282,373	$260,297
Pool ZS8641, 2.500%, 02/01/2032	126,237	118,966
Federal National Mortgage Association
Pool 890696, 3.000%, 09/01/2030	138,653	133,356
Pool AB2080, 4.000%, 01/01/2041	175,749	171,573
Pool AB8818, 3.000%, 03/01/2043	94,139	86,658
Pool AJ4046, 4.000%, 10/01/2041	182,045	178,427
Pool AL3072, 3.000%, 02/01/2043	405,871	373,956
Pool AL8924, 3.000%, 12/01/2030	172,669	166,821
Pool AO4134, 3.500%, 06/01/2042	251,505	238,178
Pool AP2133, 3.500%, 08/01/2042	220,527	208,035
Pool AP7363, 4.000%, 10/01/2042	257,764	251,052
Pool BV4133, 2.500%, 03/01/2052	360,232	306,607
Pool CB2548, 2.500%, 01/01/2052	109,886	94,010
Pool CB2601, 2.000%, 01/01/2052	132,350	109,935
Pool CB3105, 2.000%, 03/01/2052	683,595	567,642
Pool CB3115, 3.000%, 03/01/2052	638,417	571,006
Pool CB3845, 3.500%, 06/01/2052	457,322	421,468
Pool CB4383, 4.500%, 08/01/2052	463,350	451,399
Pool FM5530, 4.000%, 11/01/2050	409,930	393,005
Pool FS1704, 4.000%, 05/01/2052	263,373	251,893
Pool FS2605, 4.500%, 08/01/2052	122,285	118,703
Pool FS4049, 2.500%, 09/01/2036	446,965	414,342
Pool FS4138, 2.500%, 04/01/2052	424,266	363,146
Pool FS4296, 3.000%, 01/01/2049	464,403	427,538
Pool FS5575, 5.500%, 09/01/2053	146,223	148,022
Pool MA2177, 4.000%, 02/01/2035	190,741	186,550
Pool MA4571, 2.500%, 03/01/2042	561,750	499,922
Pool MA4806, 5.000%, 11/01/2052	579,155	573,805
Pool MA4841, 5.000%, 12/01/2052	69,870	69,257
Pool MA5013, 4.500%, 05/01/2038	110,974	110,374
TOTAL MORTGAGE-BACKED SECURITIES (Cost $16,162,253)		16,751,699

U.S. TREASURY SECURITIES - 23.8%
United States Treasury Note/Bond
4.880%, 11/30/2025	1,000,000	1,010,586
4.500%, 07/15/2026	2,000,000	2,019,296
4.000%, 06/30/2028	2,000,000	2,011,250
4.380%, 08/31/2028	600,000	613,406
4.880%, 10/31/2028	1,250,000	1,306,055

	Par Value	Value (Note 2,3)
4.000%, 07/31/2030	$1,250,000	$1,258,594
3.500%, 02/15/2033	2,000,000	1,943,281
3.880%, 05/15/2043	800,000	765,500
4.130%, 08/15/2053	1,500,000	1,523,438
TOTAL U.S. TREASURY SECURITIES (Cost $12,168,934)		12,451,406

ASSET-BACKED SECURITIES - 6.8%
Chase Auto Owner Trust Series 2023-AA, Class A2, 5.900%, 03/25/2027 (a)	1,000,000	1,004,970
CNH Equipment Trust Series 2023-A, Class A3, 4.810%, 08/15/2028	200,000	199,760
Dell Equipment Finance Trust Series 2023-2, Class A2, 5.840%, 01/22/2029 (a)	200,000	200,460
Enterprise Fleet Financing
Series 2022-4, Class A2, 5.760%, 10/22/2029 (a)	43,541	43,673
Series 2023-1, Class A2, 5.510%, 01/22/2029 (a)	49,102	49,152
Ford Credit Auto Owner Trust Series 2020-B, Class B, 1.190%, 01/15/2026	200,000	198,027
GM Financial Consumer Automobile Receivables Trust Series 2020-3, Class A4, 0.580%, 01/16/2026	500,000	489,570
Honda Auto Receivables Owner Trust Series 2021-3, Class A3, 0.410%, 11/18/2025	772,856	753,407
LAD Auto Receivables Trust Series 2023-2A, Class A2, 5.930%, 06/15/2027 (a)	114,880	114,961
Nissan Auto Receivables Owner Trust Series 2022-B, Class A4, 4.450%, 11/15/2029	50,000	49,588
PHH Arval
Series 2023-1A, Class A1, 5.650%, 05/15/2035 (a)	166,764	167,211
Series 2023-2A, Class A1, 6.160%, 10/15/2035 (a)	286,045	288,586
Santander Revolving Auto Loan Trust Series 2019-A, Class C, 3.000%, 01/26/2032 (a)	25,000	24,200
TOTAL ASSET-BACKED SECURITIES (Cost $3,566,774)		3,583,565

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.5%
Fannie Mae Connecticut Avenue Securities Series 2022-R01, Class M1, 6.340% (30 day avg SOFR US + 1.00%), 12/25/2041 (a)(b)	237,360	236,737
Federal Home Loan Mortgage Corp. Series K066, Class A2, 3.120%, 06/25/2027	100,000	96,037
Federal National Mortgage Association
Series 2017-M15, Class ATS2, 3.150%, 11/25/2027 (b)	212,644	204,012
Series 2020-44, Class TI, 5.500%, 12/25/2035 (c)	657,095	101,546

	Par Value	Value (Note 2,3)
Florida Power & Light Co. 2.880%, 12/04/2051	$300,000	$208,744
National Rural Utilities Cooperative Finance Corp. 4.800%, 03/15/2028	100,000	101,222
PECO Energy Co. 3.050%, 03/15/2051	200,000	142,123
Total Utilities		858,051
TOTAL CORPORATE BONDS (Cost $15,972,015)		16,779,267

MORTGAGE-BACKED SECURITIES - 32.0%
Federal Home Loan Mortgage Corp.
Pool G06168, 3.500%, 11/01/2040	143,055	136,167
Pool G08653, 3.000%, 07/01/2045	232,268	212,946
Pool G60722, 3.000%, 10/01/2046	296,756	270,970
Pool Q04092, 4.000%, 10/01/2041	196,511	191,824
Pool Q35614, 3.500%, 08/01/2045	311,545	291,514
Pool Q52955, 3.500%, 12/01/2047	132,522	123,999
Pool QA1033, 3.000%, 07/01/2049	224,535	201,646
Pool RA7380, 3.500%, 05/01/2052	462,787	426,498
Pool RA8278, 5.000%, 12/01/2052	234,345	232,226
Pool RB5105, 2.000%, 03/01/2041	112,733	96,959
Pool SB0546, 2.000%, 01/01/2036	427,971	386,202
Pool SC0151, 2.500%, 06/01/2041	381,851	340,222
Pool SD0960, 3.500%, 04/01/2052	565,433	526,251
Pool SD1859, 5.500%, 11/01/2052	138,096	139,459
Pool SD1921, 4.500%, 12/01/2052	372,555	363,267
Pool SD2172, 5.500%, 02/01/2053	381,051	386,937
Pool SD2875, 5.000%, 05/01/2053	888,145	884,885
Pool SD3174, 5.500%, 06/01/2053	488,333	491,566
Pool SD3739, 6.000%, 09/01/2053	566,980	581,639
Pool SD7552, 2.500%, 01/01/2052	694,562	598,521
Pool SD7556, 3.000%, 08/01/2052	520,392	466,424
Pool SD8214, 3.500%, 05/01/2052	90,852	83,463
Pool SD8267, 5.000%, 11/01/2052	92,688	91,917
Pool SD8268, 5.500%, 11/01/2052	113,938	114,882
Pool SD8363, 6.000%, 09/01/2053	723,540	735,215
Pool V80025, 3.000%, 04/01/2043	119,499	110,157

Madison Aggregate Bond ETF Portfolio of Investments

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

	Shares	Value (Note 2,3)
Health Care - 13.1%
Abbott Laboratories	11,421	$1,257,109
Danaher Corp.	10,566	2,444,338
Elevance Health, Inc.	5,232	2,467,203
Gilead Sciences, Inc.	27,270	2,209,143
Medtronic PLC	29,987	2,470,329
Total Health Care		10,848,122

Industrials - 9.5%
Amphenol Corp.	22,815	2,261,651
Emerson Electric Co.	17,081	1,662,494
Fastenal Co.	34,716	2,248,555
United Parcel Service, Inc. - Class B	10,630	1,671,355
Total Industrials		7,844,055

Materials - 3.3%
Air Products and Chemicals, Inc.(b)	5,031	1,377,488
Newmont Corp.	31,798	1,316,119
Total Materials		2,693,607

Technology - 27.0% Software & Tech Services - 14.1%
Accenture PLC - Class A	3,600	1,263,276
Adobe, Inc.(a)	2,800	1,670,480
Fiserv, Inc.(a)	9,400	1,248,696
International Business Machines Corp.	11,974	1,958,348
Microsoft Corp.	4,500	1,692,180
PayPal Holdings, Inc.(a)	26,823	1,647,200
Visa, Inc. - Class A	8,442	2,197,875
		11,678,055

	Shares	Value (Note 2,3)
Tech Hardware & Semiconductors - 12.9%
Ciena Corp.(a)	53,735	$2,418,611
Cisco Systems, Inc.	46,559	2,352,161
Corning, Inc.	50,113	1,525,941
Microchip Technology, Inc.	24,421	2,202,286
Texas Instruments, Inc.	12,477	2,126,829
		10,625,828
Total Technology		22,303,883

Utilities - 3.7%
AES Corp.	90,666	1,745,321
NextEra Energy, Inc.	21,091	1,281,067
Total Utilities		3,026,388
TOTAL COMMON STOCKS (Cost $75,858,670)		76,648,816

REAL ESTATE INVESTMENT TRUSTS - 2.5%
American Tower Corp.	9,645	2,082,163
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,833,444)		2,082,163

TOTAL INVESTMENTS - 95.2% (Cost $77,692,114)		$78,730,979
Other Assets in Excess of Liabilities - 4.8%		3,959,196
TOTAL NET ASSETS - 100.0%		$82,690,175

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)Non-income producing security.

	Shares	Value (Note 2,3)
COMMON STOCKS - 92.7%
Communications - 6.7%
Alphabet, Inc. - Class C(a)	13,363	$1,883,248
Comcast Corp. - Class A	44,716	1,960,796
T-Mobile US, Inc.	10,751	1,723,708
Total Communications		5,567,752

Consumer Discretionary - 10.2%
Las Vegas Sands Corp.	52,628	2,589,824
Lowe’s Cos., Inc.	9,434	2,099,537
McDonald’s Corp.	2,918	865,216
Starbucks Corp.	13,200	1,267,332
TJX Cos., Inc.	17,610	1,651,994
Total Consumer Discretionary		8,473,903

Consumer Staples - 8.6%
Archer-Daniels-Midland Co.	25,358	1,831,355
Colgate-Palmolive Co.	21,132	1,684,432
Constellation Brands, Inc. - Class A	8,229	1,989,360
Keurig Dr Pepper, Inc.	47,899	1,595,995
Total Consumer Staples		7,101,142

Energy - 5.4%
APA Corp.	35,924	1,288,953
Diamondback Energy, Inc.	11,471	1,778,923
EOG Resources, Inc.	11,773	1,423,944
Total Energy		4,491,820

Financials - 5.2%
CME Group, Inc.	11,144	$2,346,927
JPMorgan Chase & Co.	11,471	1,951,217
Total Financials		4,298,144

Madison Covered Call ETF Portfolio of Investments

Madison Aggregate Bond ETF Portfolio of Investments

	Par Value	Value (Note 2,3)
Series 2022-M1, Class A2, 1.670%, 10/25/2031 (b)	$530,000	$434,585
Flagstar Mortgage Trust Series 2021-9INV, Class A1, 2.500%, 09/25/2041 (a)(b)	224,683	192,959
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2021-DNA3, Class M1, 6.090% (30 day avg SOFR US + 0.75%), 10/25/2033 (a)(b)	78,487	78,262
FREMF Mortgage Trust
Series 2015-K44, Class B, 3.720%, 01/25/2048 (a)(b)	80,000	78,065
Series 2020-K106, Class B, 3.560%, 03/25/2053 (a)(b)	100,000	90,513

	Par Value	Value (Note 2,3)
JP Morgan Mortgage Trust Series 2021-6, Class A4, 2.500%, 10/25/2051 (a)(b)	$108,010	$94,377
Sequoia Mortgage Trust Series 2013-7, Class A2, 3.000%, 06/25/2043 (b)	251,658	219,038
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,767,817)		1,826,131

TOTAL INVESTMENTS - 98.1% (Cost $49,637,793)		$51,392,068
Other Assets in Excess of Liabilities - 1.9%		961,056
TOTAL NET ASSETS - 100.0%		$52,353,124

Percentages are stated as a percent of net assets.

SOFR - Secured Overnight Financing Rate

(a)Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2023, the value of these securities total $4,243,440 or 8.1% of the Fund’s net assets.

(b)Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of December 31, 2023.

(c)Interest only security.

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

Description	Contracts	Notional	Value (Note 2,3)
Fastenal Co.
Expiration: 01/19/2024; Exercise Price: $62.12	(269)	(1,742,313)	$(91,460)
Expiration: 01/19/2024; Exercise Price: $59.62	(76)	(492,252)	(42,180)
Fiserv, Inc. Expiration: 03/15/2024; Exercise Price: $135.00	(94)	(1,248,696)	(39,480)
Gilead Sciences, Inc. Expiration: 02/16/2024; Exercise Price: $80.00	(271)	(2,195,371)	(96,205)
International Business Machines Corp. Expiration: 01/19/2024; Exercise Price: $155.00	(119)	(1,946,245)	(109,182)
JPMorgan Chase & Co. Expiration: 01/19/2024; Exercise Price: $155.00	(114)	(1,939,140)	(174,705)
Keurig Dr Pepper, Inc. Expiration: 04/19/2024; Exercise Price: $34.00	(476)	(1,586,032)	(54,740)
Lowe’s Cos., Inc.
Expiration: 01/19/2024; Exercise Price: $210.00	(55)	(1,224,025)	(76,862)
Expiration: 02/16/2024; Exercise Price: $230.00	(39)	(867,945)	(13,163)
McDonald’s Corp. Expiration: 01/19/2024; Exercise Price: $285.00	(29)	(859,879)	(37,628)
Medtronic PLC Expiration: 01/19/2024; Exercise Price: $85.00	(297)	(2,446,686)	(10,989)
Microchip Technology, Inc.
Expiration: 01/19/2024; Exercise Price: $85.00	(193)	(1,740,474)	(116,764)
Expiration: 02/16/2024; Exercise Price: $95.00	(50)	(450,900)	(12,375)
Microsoft Corp. Expiration: 02/16/2024; Exercise Price: $380.00	(44)	(1,654,576)	(56,320)
NextEra Energy, Inc. Expiration: 03/15/2024; Exercise Price: $62.50	(210)	(1,275,540)	(50,925)
PayPal Holdings, Inc. Expiration: 02/16/2024; Exercise Price: $67.50	(267)	(1,639,647)	(51,398)
Starbucks Corp. Expiration: 03/15/2024; Exercise Price: $100.00	(132)	(1,267,332)	(33,264)
Texas Instruments, Inc. Expiration: 02/16/2024; Exercise Price: $165.00	(124)	(2,113,704)	(115,629)
TJX Cos., Inc. Expiration: 02/16/2024; Exercise Price: $95.00	(175)	(1,641,675)	(31,850)
T-Mobile US, Inc.
Expiration: 01/19/2024; Exercise Price: $150.00	(82)	(1,314,706)	(90,814)
Expiration: 02/16/2024; Exercise Price: $165.00	(25)	(400,825)	(7,813)
United Parcel Service, Inc.
Expiration: 01/19/2024; Exercise Price: $170.00	(11)	(172,953)	(231)
Expiration: 02/16/2024; Exercise Price: $160.00	(95)	(1,493,685)	(50,825)
Visa, Inc.
Expiration: 01/19/2024; Exercise Price: $250.00	(67)	(1,744,345)	(80,065)
Expiration: 03/15/2024; Exercise Price: $265.00	(17)	(442,595)	(12,708)
Total Call Options			(2,508,671)
TOTAL OPTIONS WRITTEN (Premiums received $1,713,312)			(2,508,671)

(a)Exchange-traded.

Description	Contracts	Notional	Value (Note 2,3)
Call Options - (3.0)% (a)
Abbott Laboratories
Expiration: 01/19/2024; Exercise Price: $110.00	(33)	(17,820)	$(5,363)
Expiration: 03/15/2024; Exercise Price: $115.00	(81)	(891,567)	(15,471)
Accenture PLC Expiration: 02/16/2024; Exercise Price: $360.00	(36)	(1,263,276)	(17,820)
Adobe, Inc. Expiration: 02/16/2024; Exercise Price: $610.00	(28)	(1,670,480)	(50,400)
AES Corp.
Expiration: 01/19/2024; Exercise Price: $20.00	(197)	(379,225)	(5,910)
Expiration: 02/16/2024; Exercise Price: $20.00	(704)	(1,355,200)	(38,720)
Air Products and Chemicals, Inc. Expiration: 03/15/2024; Exercise Price: $290.00	(50)	(1,369,000)	(27,250)
Alphabet, Inc.
Expiration: 01/19/2024; Exercise Price: $140.00	(101)	(1,423,393)	(36,360)
Expiration: 02/16/2024; Exercise Price: $150.00	(32)	(450,976)	(8,560)
American Tower Corp.
Expiration: 01/19/2024; Exercise Price: $200.00	(71)	(1,532,748)	(122,830)
Expiration: 04/19/2024; Exercise Price: $230.00	(25)	(539,700)	(16,875)
Amphenol Corp.
Expiration: 01/19/2024; Exercise Price: $95.00	(182)	(1,804,166)	(99,190)
Expiration: 04/19/2024; Exercise Price: $105.00	(45)	(446,085)	(8,888)
APA Corp. Expiration: 01/19/2024; Exercise Price: $45.00	(356)	(1,277,328)	(712)
Archer-Daniels-Midland Co. Expiration: 01/19/2024; Exercise Price: $77.50	(197)	(1,422,734)	(2,463)
Ciena Corp. Expiration: 01/19/2024; Exercise Price: $45.00	(534)	(2,403,534)	(60,075)
Cisco Systems, Inc.
Expiration: 02/16/2024; Exercise Price: $50.00	(413)	(2,086,476)	(76,612)
Expiration: 03/15/2024; Exercise Price: $52.50	(50)	(252,600)	(5,150)
CME Group, Inc. Expiration: 03/15/2024; Exercise Price: $220.00	(111)	(2,337,660)	(47,175)
Colgate-Palmolive Co. Expiration: 01/19/2024; Exercise Price: $77.50	(210)	(1,673,910)	(57,225)
Comcast Corp.
Expiration: 01/19/2024; Exercise Price: $47.50	(76)	(333,260)	(456)
Expiration: 02/16/2024; Exercise Price: $45.00	(269)	(1,179,565)	(29,456)
Expiration: 03/15/2024; Exercise Price: $45.00	(100)	(438,500)	(14,450)
Constellation Brands, Inc.
Expiration: 01/19/2024; Exercise Price: $250.00	(46)	(1,112,050)	(13,225)
Expiration: 04/19/2024; Exercise Price: $250.00	(36)	(870,300)	(33,120)
Corning, Inc. Expiration: 02/16/2024; Exercise Price: $30.00	(498)	(1,516,410)	(70,965)
Danaher Corp. Expiration: 01/19/2024; Exercise Price: $230.00	(105)	(2,429,070)	(68,250)
Diamondback Energy, Inc. Expiration: 03/15/2024; Exercise Price: $172.47	(114)	(1,767,912)	(26,790)
Elevance Health, Inc. Expiration: 02/16/2024; Exercise Price: $490.00	(52)	(2,452,112)	(50,960)
Emerson Electric Co. Expiration: 03/15/2024; Exercise Price: $100.00	(170)	(1,654,610)	(40,375)

Madison Covered Call ETF Schedule of Options Written

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

	Shares	Value (Note 2,3)
Financials - 21.8%
Bank of America Corp.	55,136	$1,856,429
BlackRock, Inc.	2,897	2,351,785
CME Group, Inc.	11,716	2,467,390
JPMorgan Chase & Co.	11,051	1,879,775
Morgan Stanley	27,482	2,562,697
Prudential Financial, Inc.	18,606	1,929,628
US Bancorp	43,643	1,888,869
Total Financials		14,936,573

Health Care - 13.1%
AbbVie, Inc.	8,168	1,265,795
Bristol-Myers Squibb Co.	22,331	1,145,804
Gilead Sciences, Inc.	24,449	1,980,613
Johnson & Johnson	13,801	2,163,169
Medtronic PLC	28,842	2,376,004
Total Health Care		8,931,385

Industrials - 14.3%
Caterpillar, Inc.	5,940	1,756,280
Cummins, Inc.	2,843	681,098
Fastenal Co.	41,885	2,712,890
Honeywell International, Inc.	8,905	1,867,468
Union Pacific Corp.	8,832	2,169,316
United Parcel Service, Inc. - Class B	3,836	603,134
Total Industrials		9,790,186

	Shares	Value (Note 2,3)

Materials - 2.8%
Air Products and Chemicals, Inc.	6,987	$1,913,041
Total Materials		1,913,041

Technology - 13.5%
Automatic Data Processing, Inc.	5,697	1,327,230
Cisco Systems, Inc.	39,336	1,987,255
International Business Machines Corp.	17,334	2,834,976
Paychex, Inc.	8,083	962,766
Texas Instruments, Inc.	12,416	2,116,431
Total Technology		9,228,658

Utilities - 1.4%
NextEra Energy, Inc.	16,061	975,545
Total Utilities		975,545
TOTAL COMMON STOCKS (Cost $66,730,620)		68,165,287

TOTAL INVESTMENTS - 99.7% (Cost $66,730,620)		$68,165,287
Other Assets in Excess of Liabilities - 0.3%		239,490
TOTAL NET ASSETS - 100.0%		$68,404,777

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

	Shares	Value (Note 2,3)
COMMON STOCKS - 99.7%
Communications - 3.4%
Comcast Corp. - Class A	52,504	$2,302,300
Total Communications		2,302,300

Consumer Discretionary - 8.1%
Home Depot, Inc.	7,171	2,485,110
Lowe’s Cos., Inc.	9,251	2,058,810
McDonald’s Corp.	3,425	1,015,547
Total Consumer Discretionary		5,559,467

Consumer Staples - 8.2%
Archer-Daniels-Midland Co.	24,112	1,741,369
Coca-Cola Co.	16,714	984,956
Colgate-Palmolive Co.	8,286	660,477
PepsiCo, Inc.	7,398	1,256,476
Procter & Gamble Co.	6,439	943,571
Total Consumer Staples		5,586,849

Energy - 13.1%
Baker Hughes Co.	49,692	1,698,473
Chevron Corp.	14,600	2,177,736
ConocoPhillips	11,611	1,347,689
EOG Resources, Inc.	20,827	2,519,025
Exxon Mobil Corp.	11,986	1,198,360
Total Energy		8,941,283

Madison Dividend Value ETF Portfolio of Investments

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities as of December 31, 2023

	Madison Short-Term Strategic Income ETF	Madison Aggregate Bond ETF	Madison Covered Call ETF	Madison Dividend Value ETF
Assets:
Investments in securities, at value	$58,644,398	$51,392,068	$78,730,979	$68,165,287
Cash	34,716	536,333	8,769,762	143,276
Receivables:
Dividends and interest	689,302	442,252	146,423	133,013
Deposit at broker	—	—	13,631,497	—
Total Assets	59,368,416	52,370,653	101,278,661	68,441,576

Liabilities:
Payables:
Investments purchased	—	—	16,016,922	—
Options written, at value	—	—	2,508,671	—
Management fees	20,009	17,529	62,893	36,799
Total liabilities	20,009	17,529	18,588,486	36,799

Net Assets	$59,348,407	$52,353,124	$82,690,175	$68,404,777

Net assets consist of:
Paid-in-capital	$57,816,211	$50,606,060	$80,660,478	$67,186,492
Total distributable (accumulated) earnings (losses)	1,532,196	1,747,064	2,029,697	1,218,285
Net Assets	$59,348,407	$52,353,124	$82,690,175	$68,404,777

Identified cost:
Cost of investments	$57,109,115	$49,637,793	$77,692,114	$66,730,620

Premium received:
Options written	—	—	1,713,313	—

Net Asset Value (unlimited shares authorized):
Net Assets	$59,348,407	$52,353,124	$82,690,175	$68,404,777
Shares of beneficial interest issued and outstanding	2,900,000	2,555,000	4,000,000	3,425,000
Net Asset Value per share	$20.46	$20.49	$20.67	$19.97

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

Statements of Operations for the Period Ended December 31, 2023

	Madison Short-Term Strategic Income ETF(a)	Madison Aggregate Bond ETF(b)	Madison Covered Call ETF(c)	Madison Dividend Value ETF(d)
Investment Income:
Income:
Interest	$960,197	$806,329	$101,206	$3,921
Dividends	—	—	589,384	827,394
Total investment income	960,197	806,329	690,590	831,315

Expenses:
Management fees	64,985	57,613	240,293	150,513
Broker fees	—	—	57,815	—
Total expenses(e)	64,985	57,613	298,108	150,513
Net Investment Income (Loss)	895,212	748,716	392,482	680,802

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	3,757	(3,093)	875,461	(216,371)
Options written	—	—	1,755,854	—
Change in unrealized appreciation/depreciation on:
Investments	1,535,283	1,754,275	1,038,865	1,434,667
Options written	—	—	(795,358)	—
Net Realized and Unrealized Gain (Loss) on Investments	1,539,040	1,751,182	2,874,822	1,218,296
Net Increase (Decrease) in Net Assets from Operations	$2,434,252	$2,499,898	$3,267,304	$1,899,098

(a)Fund commenced operations on September 6, 2023. The information presented is from September 6, 2023 to December 31, 2023.

(b)Fund commenced operations on August 29, 2023. The information presented is from August 29, 2023 to December 31, 2023.

(c)Fund commenced operations on August 22, 2023. The information presented is from August 22, 2023 to December 31, 2023.

(d)Fund commenced operations on August 15, 2023. The information presented is from August 15, 2023 to December 31, 2023.

(e)See Note 5 for information on expense.

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Madison Short-Term Strategic Income ETF(a)	Madison Aggregate Bond ETF(b)	Madison Covered Call ETF(c)	Madison Dividend Value ETF(d)
Period Ended December 31, 2023
Net Assets at beginning of period	$—	$—	$—	$—
Increase (decrease) in net assets from operations:
Net investment income (loss)	$895,212	$748,716	$392,482	$680,802
Net realized gain (loss)	3,757	(3,093)	2,631,315	(216,371)
Net change in unrealized appreciation/depreciation	1,535,283	1,754,275	243,507	1,434,667
Net increase (decrease) in net assets resulting from operations	2,434,252	2,499,898	3,267,304	1,899,098

Distributions to shareholders from:
Net investment income	(902,056)	(752,834)	(438,751)	(680,813)
Short-term capital gains	—	—	(798,856)	—
Total distributions	(902,056)	(752,834)	(1,237,607)	(680,813)

Capital Share Transactions:
Shares sold	57,807,240	54,202,645	81,183,113	67,186,492
Shares redeemed	—	(3,609,865)	(522,635)	—
Transaction fees (See Note 12)	8,971	13,280	—	—
Net increase (decrease) in net assets derived from capital share transactions(e)	57,816,211	50,606,060	80,660,478	67,186,492
Net Increase in Net Assets	$59,348,407	$52,353,124	$82,690,175	$68,404,777

Net assets at end of period	$59,348,407	$52,353,124	$82,690,175	$68,404,777

(a)Fund commenced operations on September 6, 2023. The information presented is from September 6, 2023 to December 31, 2023.

(b)Fund commenced operations on August 29, 2023. The information presented is from August 29, 2023 to December 31, 2023.

(c)Fund commenced operations on August 22, 2023. The information presented is from August 22, 2023 to December 31, 2023.

(d)Fund commenced operations on August 15, 2023. The information presented is from August 15, 2023 to December 31, 2023.

(e)Summary of capital share transactions is as follows:

	Madison Short-Term Strategic Income ETF(a)	Madison Aggregate Bond ETF(b)	Madison Covered Call ETF(c)	Madison Dividend Value ETF(d)
	For the Period Ended December 31, 2023	For the Period Ended December 31, 2023	For the Period Ended December 31, 2023	For the Period Ended December 31, 2023
Shares
Subscriptions	2,900,000	2,730,000	4,025,000	3,425,000
Redemptions	—	(175,000)	(25,000)	—
Net increase (decrease)	2,900,000	2,555,000	4,000,000	3,425,000

Value
Subscriptions	$57,807,240	$54,202,645	$81,183,113	$3,425,000
Redemptions	—	(3,609,865)	(522,635)	—
Transaction fees	8,971	13,280	—	—
Net increase (decrease)	$57,816,211	$50,606,060	$80,660,478	$3,425,000

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

	Madison Short-Term Strategic Income ETF
	For the Period Ended December 31, 2023 (Unaudited)(a)
Net Asset Value at beginning of period	$19.93
Income From Investment Operations:
Net investment income (loss)(b)	0.35
Net realized and unrealized gain (loss)	0.50
Total from investment operations	0.85
Less Distributions From:
Net investment income	(0.32)
Total distributions	(0.32)
Capital Share Transactions
Transaction fees (see Note 12)	0.00
Net Asset Value at end of period	$20.46
Total Return (%)(c)	3.96
Ratio/Supplemental Data:
Net assets at end of period (in 000’s)	$59,348
Ratios of expenses to average net assets (%)	0.40	(d)
Ratio of net investment income (loss) to average net assets (%)	5.54	(d)
Portfolio turnover (%)(c)(e)	2

(a)Fund commenced operations on September 6, 2023. The information presented is from September 6, 2023 to December 31, 2023.

(b)Per share data calculated using the average shares method.

(c)Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.

(d)Annualized.

(e)Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

	Madison Aggregate Bond ETF
	For the Period Ended December 31, 2023 (Unaudited)(a)
Net Asset Value at beginning of period	$20.09
Income From Investment Operations:
Net investment income (loss)(b)	0.35
Net realized and unrealized gain (loss)	0.35
Total from investment operations	0.70
Less Distributions From:
Net investment income	(0.31)
Total distributions	(0.31)
Capital Share Transactions
Transaction fees (see Note 12)	0.01
Net Asset Value at end of period	$20.49
Total Return (%)(c)	5.07
Ratio/Supplemental Data:
Net assets at end of period (in 000’s)	$52,353
Ratios of expenses to average net assets (%)	0.40	(d)
Ratio of net investment income (loss) to average net assets (%)	5.23	(d)
Portfolio turnover (%)(c)(e)	5

(a)Fund commenced operations on August 29, 2023. The information presented is from August 29, 2023 to December 31, 2023.

(b)Per share data calculated using the average shares method.

(c)Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.

(d)Annualized

(e)Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

Madison Funds | as of December 31, 2023 (Unaudited)

See accompanying Notes to Financial Statements.

Financial Highlights for a Share of Beneficial Interest Outstanding

Madison Covered Call ETF
For the Period Ended December 31, 2023 (Unaudited)(a)
Net Asset Value at beginning of period	$19.98
Income From Investment Operations:
Net investment income (loss)(b)	0.10
Net realized and unrealized gain (loss)	0.90
Total from investment operations	1.00
Less Distributions From:
Net investment income	(0.09)
Capital gains	(0.22)
Total distributions	(0.31)
Capital Share Transactions
Transaction fees (see Note 12)	—
Net Asset Value at end of period	$20.67
Total Return (%)(c)	4.92
Ratio/Supplemental Data:
Net assets at end of period (in 000’s)	$82,690
Ratios of expenses to average net assets (%)(f)	1.12 (d)
Ratio of net investment income (loss) to average net assets (%)(f)	1.48 (d)
Portfolio turnover (%)(c)(e)	51

(a)Fund commenced operations on August 22, 2023. The information presented is from August 22, 2023 to December 31, 2023.

(b)Per share data calculated using the average shares method.

(c)Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.

(d)Annualized

(e)Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

(f)Ratio includes broker fees.

	Madison Dividend Value ETF
	For the Period Ended December 31, 2023 (Unaudited)(a)
Net Asset Value at beginning of period	$19.76
Income From Investment Operations:
Net investment income (loss)(b)	0.22
Net realized and unrealized gain (loss)	0.19
Total from investment operations	0.41
Less Distributions From:
Net investment income	(0.20)
Total distributions	(0.20)
Capital Share Transactions
Transaction fees (see Note 12)	—
Net Asset Value at end of period	$19.97
Total Return (%)(c)	0.92
Ratio/Supplemental Data:
Net assets at end of period (in 000’s)	$68,405
Ratios of expenses to average net assets (%)	0.65	(d)
Ratio of net investment income (loss) to average net assets (%)	2.95	(d)
Portfolio turnover (%)(c)(e)	15

(a)Fund commenced operations on August 15, 2023. The information presented is from August 15, 2023 to December 31, 2023.

(b)Per share data calculated using the average shares method.

(c)Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.

(d)Annualized

(e)Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

Madison Funds | December 31, 2023

Notes to the Financial Statements

1. ORGANIZATION

Madison ETFs Trust, a Delaware statutory Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of separate investment portfolios or funds (each, a “Fund” and collectively, the “Funds”), each of which has a different investment objective and policies. Each Fund is a diversified, open-end management investment company, commonly known as an exchange-traded fund (“ETF”). The Funds in this report as described are as follows:

Fund
Madison Short-Term Strategic Income ETF (“MSTI”)
Madison Aggregate Bond ETF (“MAGG”)
Madison Covered Call ETF (“CVRD”)
Madison Dividend Value ETF (“DIVL”)

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), the Funds’ investment adviser. Tidal Investments LLC (f/k/a Toroso Investments, LLC) (“Tidal Investments” or the “Sub-Adviser”), a Tidal Financial Group company, serves as sub-adviser to CVRD and DIVL.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and ETFs listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the last available bid price. Debt securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities.

Short-term instruments having maturities of 60 days or less and all securities in the Government Money Market Fund are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP.

Madison Funds | December 31, 2023

Notes to the Financial Statements - continued

Rule 2a-5 under the 1940 Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a fund must fair value a security. Among other things, the Valuation Rule permits a board of trustees of a fund to designate a fund’s investment adviser as valuation designee to perform a fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee a fund’s investment adviser fair value determinations. The Board has designated the Funds’ investment adviser as Valuation Designee and the Valuation Designee has delegated valuation decisions to the Committee.

A fund’s investments will be valued at fair value if, in the judgment of the committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets, or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts, or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Recently Issued Accounting Pronouncements:

In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. The Trust expects the ASU will not have a material impact on the Funds’ financial statements.

Other Regulatory Matters:

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchange listed funds. Distributions of net realized gains are recorded on each Fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Foreign currency-denominated transactions (i.e., fair value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments”.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. During the periods ended December 31, 2023, none of the Funds had forward foreign currency exchange contracts. If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, a fund will be required to place cash or other liquid assets in a segregated account with a fund’s custodian in an amount equal to the value of a fund’s total assets committed to the consummation of the forward contract.

Madison Funds | December 31, 2023

Notes to the Financial Statements - continued

If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of a fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. At December 31, 2023, there were no illiquid securities held in the Funds .

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, a fund may segregate cash or other liquid securities, of any type or maturity, equal in value to a fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2023, none of the Funds had entered into such transactions.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

3. FAIR VALUE MEASUREMENTS

Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended December 31, 2023, maximized the use of observable inputs, and minimized the use of unobservable inputs. The Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2023, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

Madison Funds | December 31, 2023

Notes to the Financial Statements - continued

The following is a summary of the inputs used as of December 31, 2023, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

Fund	Level 1	Level 2	Level 3	Total
MSTI
Corporate Bonds	$—	$41,791,238	$—	$41,791,238
Asset-Backed Securities	—	7,883,645	—	7,883,645
U.S. Treasury Obligations	—	4,317,806	—	4,317,806
Collateralized Mortgage Obligations	—	3,644,092	—	3,644,092
U.S. Government Agency Issues	—	507,780	—	507,780
Mortgage-Backed Securities	—	499,837	—	499,837
Total Investments in Securities	$—	$58,644,398	$—	$58,644,398

MAGG
Corporate Bonds	$—	$16,779,267	$—	$16,779,267
Mortgage-Backed Securities	—	16,751,699	—	16,751,699
U.S. Treasury Obligations	—	12,451,406	—	12,451,406
Asset-Backed Securities	—	3,583,565	—	3,583,565
Collateralized Mortgage Obligations	—	1,826,131	—	1,826,131
Total Investments in Securities	$—	$51,392,068	$—	$51,392,068

CVRD
Assets
Common Stocks	$76,648,816	$—	$—	$76,648,816
Real Estate Investment Trusts	2,082,163	—	—	2,082,163
Total Investments in Securities	$78,730,979	$—	$—	$78,730,979
Liabilities
Options Written	$—	$(2,508,671)	$—	$(2,508,671)
Total Investments in Securities	$—	$(2,508,671)	$—	$(2,508,671)

DIVL
Common Stocks	$68,165,287	$—	$—	$68,165,287
Total Investments in Securities	$68,165,287	$—	$—	$68,165,287

4. DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations. As of December 31, 2023 the Madison Covered Call ETF has not offset any of the positions and the positions are presented gross on the Statements of Assets and Liabilities.

The following table presents the types of derivatives in the Fund by location and as presented on the Statements of Assets and Liabilities as of December 31, 2023.

Fair value of derivative instruments as of December 31, 2023:

	Statements of Asset & Liability Presentation of Fair Values of Derivative Instrument
Fund	Instrument	Assets Derivatives as of December 31, 2023		Liabilities Derivatives as of December 31, 2023
		Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
CVRD	Equity Contracts - Call Options Written	Options written, at value	$—	Options written, at value	$(2,508,671)

The following table presents the effect of derivative instruments on the Statements of Operations for the period ended December 31, 2023.

Fund	Instrument	Statement of Operations	Realized Gain (Loss) Written Options	Change in Unrealized Appreciation/Depreciation Written Options
CVRD	Equity Contracts – Call Options Written	Options written	$1,755,854	$(795,358)

The average contracts and notional amount (based on the open positions at each month-end) of derivative activity during the period ended December 31, 2023.

Fund		Average Contracts(a)	Average Notional Amount
CVRD	Equity Contracts - Call Options Written	7,352	1,537,009

(a) Number of Contracts

There is no impact on the financial statement of the other funds as they did not hold derivative investments during the period ended December 31, 2023.

Madison Funds | December 31, 2023

Notes to the Financial Statements - continued

5. ADVISORY, SUB-ADVISORY AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the Funds, pursuant to the terms of an Investment Advisory Agreement between Madison and the Trust, Madison is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows as of December 31, 2023:

Fund	Management Fee
MSTI	0.40%
MAGG	0.40%
CVRD	0.90%
DIVL	0.65%

Sub-Advisory Agreement. The Sub-Adviser serves as sub-adviser to CVRD and DIVL, pursuant to the sub-advisory agreement between the Adviser and the Sub-Adviser with respect to CVRD and DIVL (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the CVRD and DIVL portfolios, including determining the securities purchased and sold by CVRD and DIVL, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly.

Distribution Agreement. MFD Distributor, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Other Expenses: The Funds are responsible for paying: (i) interest charges on any borrowings made for investment purposes, (ii) dividends and other expenses on securities sold short, (iii) taxes, (iv) brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, (v) acquired fund fees and expenses, (vi) accrued deferred tax liability, (vii) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and (viii) litigation expenses, and other non-routine or extraordinary expenses.

Officers and Trustees: Certain officers and a trustee of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated by the Investment Adviser.

6. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, MSTI, MAGG, and DIVL declare and reinvest dividends, if any, monthly. CVRD declares and reinvests dividends, if any, quarterly. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

7. SECURITIES TRANSACTIONS

For the periods ended December 31, 2023, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Purchases	U.S. Government Sales	Purchases	Sales	In-Kind Purchases	In-Kind Sales
MSTI	$5,005,164	$749,564	$13,516,648	$1,213,378	$44,614,486	$—
MAGG	15,915,742	3,755,727	25,123,605	2,116,262	29,647,474	3,184,048
CVRD	—	—	36,724,958	38,048,792	78,591,402	—
DIVL	—	—	9,625,552	9,324,003	66,645,443	—

8. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call ETF pursues its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the Fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current fair value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. See Note 4 for information on derivatives.

Madison Funds | December 31, 2023

Notes to the Financial Statements - continued

9. FOREIGN SECURITIES

Each Fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the US or whose principal operations are outside the US or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the US ; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities. Certain of the Funds have reclaims receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

10. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements. The Funds have not recorded any liabilities for material unrecognized tax benefits as of the period ended December 31, 2023. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. There were no loss carryovers for the period ended December 31, 2023.

11. PRINCIPAL RISKS

Call Risk. If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Covered Call Strategy Risk. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.

Covered Put Strategy Risk. As the writer of a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price. If the put option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Additionally, while the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock. If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation, including that the issuer of a debt security will be unable to meet its interest or principal payment obligations when due.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Depository Receipt Risk. Depository receipts, such as American depository receipts (“ADRs”), global depository receipts (“GDRs”), and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to, fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.

Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

Madison Funds | December 31, 2023

Notes to the Financial Statements - continued

Equity Risk. The risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF Risks. The Fund may invest in other investment companies, including other ETFs. The Fund will experience similar risks with respect its holdings in ETFs as investing in a portfolio of equity securities or other investments underlying the ETF, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Actively-managed ETFs may not produce the desired result of its investment objective(s), meet relevant benchmarks or perform as well as other funds with similar objectives. As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social, and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Growth Investing Risk. The Fund may invest in common stocks issued by companies which, based upon their higher-than-average price-to-book ratios, are expected to experience greater earnings growth rates relative to other companies in the same industry or the economy as a whole. Securities of growth companies may be more volatile than other stocks. If the perception of a company’s growth potential is not realized, the securities purchased may not perform as expected. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, growth stocks may perform differently from the market as a whole and other types of securities.

Income Risk. A security’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because an underlying security may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the underlying security otherwise needs to purchase additional debt securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in an underlying security’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond›s maturity, the more sensitive it is to this risk. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Mid Cap Risk. The Fund’s investments in midsize companies may entail greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have narrower product lines, fewer financial resources, and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some growth-oriented companies may not have established financial histories; often have limited product lines, markets, or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Mortgage-Backed Securities Risk. The Fund may own obligations backed by mortgages issued by a government agency or through a government-sponsored program. If the mortgage holders prepay principal during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop-in rates since the prepayment acts to shorten the maturity of the security.

New Fund Risk. The Fund is new and has no performance history or assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.

Madison Funds | December 31, 2023

Notes to the Financial Statements - continued

Non-Investment Grade Security Risk. To the extent that the Fund invests in non-investment grade securities, the Fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Subadvisor to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying securities, changes in interest or currency exchange rates (including anticipated volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events, and the remaining time to the options› expiration. At times, there may be significant differences between the securities and options markets that could result in an imperfect correlation between these markets. Additionally, the trading hours for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. The number of options which the Fund may write or purchase may be affected by options written or purchased by other clients of Madison or its affiliates.

Prepayment Risk. The risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as an underlying security may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in an underlying security to change.

Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value.

Risk of Default. Although Madison monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares.

Value Investing Risk. The Fund may invest in common stocks issued by companies which, based upon their lower-than-average price-to-book ratios, are believed to be undervalued or inexpensive relative to other companies in the same industry or the economy as a whole. These common stocks are considered undervalued or inexpensive on the basis of the issuer’s business and economic fundamentals or the securities’ current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors and will generally underperform during periods when value style investments are out of favor.

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized above is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in a Fund. Some or all of these risks may adversely affect a Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The above risks could affect the value of your performance in the Funds: The risks above apply to each Fund as indicated in the following table. The number of risk factors applicable to a Fund does not necessarily correlate to the overall risk of an investment in that Fund.

	MSTI	MAGG	CVRD	DIVL
Call Risk	X	X
Counterparty Risk			X
Covered Call Strategy Risk			X
Covered Put Strategy Risk			X
Credit Risk	X	X
Debt Securities Risk	X	X
Depository Receipt Risk				X
Derivatives Risk			X
Equity Risk			X	X
ETF Risks	X	X	X
Extension Risk	X	X
Foreign Security and Emerging Market Risk			X	X
Growth Investing Risk			X
Income Risk	X	X
Inflation Risk	X	X

Madison Funds | December 31, 2023

Notes to the Financial Statements - continued

	MSTI	MAGG	CVRD	DIVL
Interest Rate Risk	X	X
Market Risk	X	X	X	X
Mid Cap Risk			X
Mortgage-Backed Securities Risk	X	X
New Fund Risk	X	X	X	X
Non-Investment Grade Security Risk	X	X
Options Risk			X
Prepayment Risk	X	X
Restricted Securities Risk	X	X
Risk of Default	X	X
Valuation Risk	X	X	X
Value Investing Risk			X	X

12. SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

13. ILLIQUID SECURITIES

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “LRMP”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the LRMP.

14. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. MISTI, MAGG, and DIVL declared a distribution from net investment income on securities. There were no other events that have taken place that meet the definition of subsequent events that require adjustment to, or disclosure in the financial statements.

On January 25, 2024, the following Funds declared a distribution from ordinary income to shareholders of record as of January 29, 2024, Payable January 31, 2024, as follows:

	Ordinary Income	Per Share Amount
MSTI	$203,580	$0.070
MAGG	170,396	0.067
DIVL	88,113	0.026

On February 23, 2024, the following Funds declared a distribution from ordinary income to shareholders of record as of February 27, 2024, Payable February 29, 2024, as follows:

	Ordinary Income	Per Share Amount
MSTI	$247,370	$0.085
MAGG	204,297	0.080
DIVL	150,909	0.046

Madison Funds | December 31, 2023

Discussion of Contract Renewal Process and Considerations

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS - JUNE 26, 2023

At a meeting held on June 26, 2023 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of the Madison ETFs Trust (the “Trust”), the Board, and by separate vote of a majority of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”), approved the investment advisory agreement between Madison Asset Management, LLC (the “Adviser”) and the Trust (the “Investment Advisory Agreement”) with respect to the individual series of the Trust (each a “Fund” and together, the “Funds”) and the trading services sub-advisory agreement between the Adviser and Toroso Investments, LLC (the “Subadviser”) with respect to the Funds (the “Subadvisory Agreement”).

Prior to the Meeting, the Independent Trustees received and considered information from the Adviser and Subadviser intended to provide the Board with the information necessary for the Board and a majority of the Independent Trustees to make the determination that the Investment Advisory Agreement and Subadvisory Agreement were each in the best interests of the respective Funds and their shareholders. Before voting to approve the Investment Advisory Agreement and Subadvisory Agreement, the Board reviewed these materials with management of the Adviser and Subadviser and with counsel to the Independent Trustees and received advice from such counsel regarding the legal standards for the Board’s consideration of the approval of the Investment Advisory Agreement and Subadvisory Agreement. This information, together with the information, discussions and presentations provided to the Board at the Meeting and at its prior meeting on May 25, 2023, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement and Subadvisory Agreement, the Board considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent and quality of services provided by the Adviser and Subadviser with respect to each Fund; (2) comparative fee and expense data for each Fund and other peer investment companies; (3) the costs of the services to be provided and the profits to be realized by the Adviser and Subadviser from those services; (4) the extent to which economies of scale may be realized as each Fund grows, and whether the fees charged reflects such economies of scale for each Fund’s benefit; (5) the terms of the Investment Advisory Agreement and Subadvisory Agreement; and (6) other financial benefits to the Adviser and Subadviser resulting from services rendered to each Fund. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process. In their deliberations to approve the Investment Advisory Agreement and Subadvisory Agreement, each Trustee, in the exercise of their business judgment, weighed to varying degrees the importance of the information provided to them, did not identify any single factor or particular information that was all-important or controlling, and considered the information and made their determinations for each Fund separately and independently of the other Funds. The Board based its decision on the totality of the circumstances and relevant factors.

Nature, Extent and Quality of Services Provided. With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment advisory to other investment companies. The Board recognized the wide array of investment professionals employed by the Adviser, and their varying levels of experience and qualifications. The Board considered the qualifications, experience, and responsibilities of the portfolio managers to each Fund and the resources made available to such portfolio managers. Representatives of the Adviser discussed or otherwise presented their investment philosophies and strategies intended to provide investment performance consistent with each Fund’s investment objectives. The Board also considered the information provided by the Adviser regarding investment oversight and risk management processes.

The Board considered the Adviser’s resources and compliance structure, including information regarding its compliance program and compliance record established pursuant to Rule 38a-1 under the 1940 Act with respect to other investment companies advised by the Adviser. The Board also discussed the quality of services to be provided to the Trust by its Subadviser administrator, transfer agent, partial administrator, and custodian and the Adviser’s oversight thereof.

In considering the approval of the Subadvisory Agreement, the Board considered the nature, extent and quality of the trading services to be provided by the Subadviser under the Subadvisory Agreement. The Board considered the Subadviser’s experience providing similar services to other investment companies. The Board also reviewed information provided regarding trading and brokerage practices, risk management and compliance and regulatory matters.

Based on their review of the information provided, the Board determined with respect to each Fund that the nature, extent and quality of services provided by the Adviser and the Subadviser to the Funds were satisfactory.

Fund Performance. Because each Fund is a newly created series of the Trust, the Board did not review the performance of the Funds as no track records were available.

Comparative Fee and Expense Data. In considering each Fund’s fees and expenses, the Board reviewed the fee and expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives. The Board received information from the Adviser comparing the unitary management fee rate for each Fund to the management fee of funds in a peer group as well as each Fund’s Morningstar category. In this regard, the Board considered that the unitary management fee proposed to be charged to each Fund was within a reasonable range of fees charge to its peers and its Morningstar category. The Board noted that the Adviser or its affiliates provide investment management services to other investment company and/or non-investment company clients and considered the management fees charged by the Adviser to such clients for purposes of determining whether the management fee charged to each Fund under the Investment Advisory Agreement was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with advisory contract approval considerations. The Board noted that the fees charged to the comparable clients identified by the Advisor were comparable to those charged to the Funds. The Board also noted the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser. The Board recognized that it is difficult to compare management fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another.

Madison Funds | December 31, 2023

Discussion of Contract Renewal Process and Considerations - continued

The Board also compared each Fund’s total expense ratio to those of comparable funds with similar investment objectives and strategies, noting that each Fund’s projected total expense ratio was within a reasonable range of the expense ratios of its peers. The Board noted the relatively simple expense structure maintained by the Trust, which consists of a unitary management fee, which is designed to pay each Fund’s expenses and to compensate the Adviser for the services it provides to the Funds. The Board noted that out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of subadvisory, transfer agency, custody, fund administration, legal, audit and other service fees. However, the Adviser is not responsible for interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

The Board considered that each Fund pays a unitary management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser out of its unitary management fee. The Board considered the subadvisory fee schedule to be paid by the Adviser to the Subadviser with respect to each Fund and compared them to fees charged by the Subadviser to manage other subadvised portfolios, noting that the Subadvisory fees charged to the Funds were within the range of fees to comparable clients of the Subadviser. The Board considered that the subadvisory fee schedule was negotiated between the Adviser and the Subadviser, which is not affiliated with the Adviser.

On the basis of the information provided, the Board concluded that the Advisor’s unitary management fee and Subadvisor’s subadvisory fee with respect to each Fund are reasonable.

Cost of Advisory Services and Profitability. The Board considered the unitary management fee that each Fund pays to the Adviser under the Investment Advisory Agreement, as well as information from the Adviser regarding the expected asset level that will be required for each Fund to break even. The Board also considered the unitary management fee structure of the Fund whereby the Adviser assumes a majority of the expenses of each Fund as well as that the Adviser compensates the Subadviser from its unitary management fee. The Board noted that total assets managed by the Adviser and its affiliates were approximately $22 billion as of May 31, 2022, and approximately $22.1 billion as of May 31, 2023. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone Fund, each Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Board recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with each Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Adviser from the Funds’ unitary management fees. The Board noted that the subadvisory fee schedule was negotiated between the Adviser and the Subadviser, an unaffiliated third-party. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

Following their review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser and Subadviser were reasonable considering the services provided.

Economies of Scale. Board considered whether there are expected to be economies of scale with respect to the management of the Funds as assets grow and whether there is potential for realization of economies of scale. The Board considered whether economies of scale in the provision of services to the Funds were being passed along to shareholders. The Board noted the Adviser’s representations that, given the Funds are newly launched, the Adviser did not believe that economies of scale currently existed in the Adviser’s management of the Fund. With respect to the Subadviser, the Board considered that Subadviser’s fee schedule, which is calculated based total assets for all Funds, includes a breakpoint.

Other Benefits. The Board considered the direct and indirect benefits that could be realized by the Adviser and Subadviser from their relationship with the Funds. The Board considered the extent to which the Adviser and Subadviser utilize soft dollar arrangements with respect to portfolio transactions and considered that the Adviser and Subadviser do not intend to utilize soft dollars with respect to the Funds. The Board further considered that Adviser and Subadviser do not use any affiliated brokers to execute the Funds’ portfolio transactions. The Board noted there were currently no distribution or service fees being paid by the Funds to the Adviser or its affiliates. The Board considered that the Adviser and Subadviser may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Board reviewed materials provided by the Subadviser as to any additional benefits it receives and noted that the Tidal ETF Services, LLC (“Tidal”), an affiliate of the Subadviser, provides certain administrative services to the Trust for which it is separately compensated. The Board reviewed information about the proposed fees to be paid to Tidal, noting that such fees would be paid out of each Fund’s unitary management fee. The Board concluded that the additional benefits the Adviser and Subadviser receive from their relationship with the Funds are reasonable and appropriate.

Conclusion. Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board of Trustees, including the Independent Trustees, determined that each of the Investment Advisory Agreement and Subadvisory Agreement on the basis that its terms and conditions, including the fees payable thereunder, were fair and reasonable and in the best interests of the Funds and their respective shareholders and they unanimously voted to approve each of the Investment Advisory Agreement and Subadvisory Agreement.

Madison Funds | December 31, 2023

Discussion of Contract Renewal Process and Considerations - continued

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS - AUGUST 28, 2023

At a special meeting held on August 28, 2023, the Board of Trustees (the “Board”) of the Madison ETF Trust (the “Trust”), the majority of whom are not “interested person,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) considered and approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund (as defined below), and the Madison Asset Management, LLC, a Wisconsin limited liability company (“Adviser”), subject to shareholder approval. The New Advisory Agreement was considered due to the plan by the parent company of the Adviser, Madison Investment Holdings, Inc. (“MIH”), to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the MIH Board of Directors and controlling shareholder of MIH. Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors. The Transaction, closed on or about December 1, 2023, resulted in a direct change of control of MIH and an indirect change of control of the Adviser, and constituted an “assignment” of the existing investment advisory agreement between the Trust and the Adviser (the “Existing Advisory Agreement”) within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the terms of the agreement and applicable provisions of the 1940 Act.

In addition to the New Advisory Agreement, to avoid disruption of the Madison Covered Call ETF and Madison Dividend Value ETF’s (the “Launched Funds”) investment management program, at that same meeting, the Board also approved an interim investment advisory agreement (the “Interim Advisory Agreement”). The Interim Advisory Agreement would have been effective with respect to one or both of Launched Funds only if shareholder approval of the New Advisory Agreement is not received as of the date of the Meeting, and then, only for a period of up to 150 days following the close of the Transaction. If needed, the Interim Advisory Agreement, which meets the requirements of Rule 15a-4 under the 1940 Act, provides the Launched Funds with uninterrupted investment management services while the Trust continues to solicit proxies from shareholders. The Interim Advisory Agreement does not require shareholder approval. Since the New Advisory Agreement was approved by shareholders of each Launched Fund at the Meeting, there was no need for the Interim Advisory Agreement, and it terminated in accordance with its terms. Since the Trust is new and each series has limited operations as of the date of the proxy statement, the initial shareholder of Madison Mosaic Income Opportunities ETF, Madison Short-Term Strategic Income ETF and Madison Aggregate Bond ETF (the “Unlaunched Funds” and collectively with the Launched Funds, the “Funds”) approved a new advisory agreement in advance of each Fund’s public offering to shareholders, which took effect upon the close of the Transaction.

Prior to the meeting, the trustees received and considered information from the Adviser designed to provide the trustees with the information necessary to evaluate the New Advisory Agreement. Before voting to approve the New Advisory Agreement, the trustees reviewed these materials with management of the Adviser and with counsel to the Independent Trustees and received advice from such counsel regarding the legal standards for the trustees’ consideration of the approval of the New Advisory Agreement. This information, together with the information, discussions and presentations provided to the Board in connection with the Board’s initial approval of the Existing Advisory Agreement at its Board meeting held on June 26, 2023 and at an informal working session on August 8, 2023 formed the primary (but not exclusive) basis for the Board’s determinations.

With regard to the Transaction, the trustees noted that the objective of the Transaction is to facilitate the Adviser’s succession planning by decreasing Mr. Burgess’ ownership of MIH, which will in turn increase ownership by the Adviser’s next generation of employees. The trustees also considered the fact that there will be no anticipated changes to the Funds’ day-to-day operations, investment objectives, strategies, risks or portfolio managers, and no anticipated changes to the executive management of the Adviser and/or their roles and responsibilities as a result of the Transaction. Likewise, the trustees noted that the Transaction will not result in any changes to the organization or structure of the Funds or in any of the other services provided to the Funds. The trustees also considered the fact that the Funds would not bear any costs or expenses, directly or indirectly, related to the Transaction.

In determining whether to approve the New Advisory Agreement, the trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by the Adviser with respect to the Fund; (2) the qualifications, experience, and responsibilities of the portfolio managers who will continue to manage the Fund following the Transaction; (3) comparative fee and expense data for each Fund and other peer investment companies; (4) the costs of the services provided by the Adviser and the profits realized by the Adviser from those services; (5) the extent to which economies of scale may be realized as each Fund grows, and whether the management fee for each Fund reflects such economies of scale for the Fund’s benefit; (6) the impact to the Adviser’s operations, if any, as a result of the Transaction; and (7) other financial benefits to the Adviser resulting from services rendered to the Fund. The Adviser has represented that there are no anticipated changes to the nature, quality or extent of services provided to the Funds or the fees payable by the Funds under the New Advisory Agreement and that there have been no material changes to the information about the Adviser provided in connection with the June 26, 2023 approval of the Existing Advisory Agreement other than ownership information impacted by the Transaction. The trustees considered that the New Advisory Agreement and the Existing Advisory Agreement are identical but for the effective date of each agreement.

The trustees also considered the Adviser’s recommendation that the Transaction was in the best interest of Fund shareholders because it would permit the Funds’ investment adviser to affect an orderly, well planned succession. In their deliberations to approve the New Advisory Agreement, each trustee, in the exercise of their business judgment, weighed to varying degrees the importance of the information provided to them, did not identify any single factor or particular information that was all-important or controlling, and considered the information and made their determinations for each Fund separately and independently of the other Funds. The Board based its decision on the totality of the circumstances and relevant factors.

Based upon the information provided to the Board, including the information provided, presentations made and discussions that transpired during and in preparation for the June 26, 2023 Board meeting, the August 8, 2023 working session, and a presentation to the Board by representatives of the Adviser and the supporting materials provided at the August 28, 2023 special Board meeting, the Board concluded that the New Advisory Agreement, as it relates to each Fund, is fair and reasonable in light of the services the Adviser performs, the management fees that each Fund pays, and such other matters as the trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the trustees’ determination to approve the New Advisory Agreement are summarized below.

Madison Funds | December 31, 2023

Discussion of Contract Renewal Process and Considerations - continued

Nature, Extent and Quality of Services Provided. The trustees considered the scope of services that the Adviser would provide under the New Advisory Agreement, noting that such services will include but are not limited to investing each Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of each Fund. The trustees considered the qualifications, experience, and responsibilities of the portfolio managers to each Fund, who were expected to continue to serve under the New Advisory Agreement, and the resources made available to such portfolio managers. The Trustees also considered the information provided by the Adviser regarding investment oversight and risk management processes. The trustees considered the Adviser’s representation that there were no planned or expected changes to key positions or investment personnel related to the Funds as a result of the Transaction.

The trustees also considered the Adviser’s resources and compliance structure, including information regarding its compliance program and compliance record established pursuant to Rule 38a-1 under the 1940 Act. The trustees also considered the Adviser’s representation that there were no plans to change the manner in which the Funds were managed, operated, marketed or distributed, nor were there any planned changes to the Funds’ current compliance structure as a result of the Transaction.

The trustees also discussed the quality of services provided to the Trust by its administrator, transfer agent, partial administrator, and custodian. The trustees considered representations from the Adviser that the Transaction is expected to have little impact on the day-to-day operations at the Adviser. The trustees concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality and extent of such management services would be satisfactory.

Fund Performance. Because each Fund is a newly created series of the Trust, the Board did not review the performance of the Funds as no track records were available.

Comparative Fee and Expense Data. In considering each Fund’s fees and expenses, the trustees reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives. The trustees considered that each Fund’s unitary management fee would not change as a result of the Transaction. The Board also received information from the Adviser, in connection with its June 26, 2023 meeting, comparing the proposed unitary management fee rate for the Fund to the management fee of funds in a peer group as well as the Fund’s Morningstar category. In this regard, the trustees considered that the unitary management fee charged to each Fund was within a reasonable range of fees charge to its peers and its Morningstar category. The trustees noted that the Adviser or its affiliates provide investment management services to other investment company and/or non-investment company clients and considered the management fees charged by the Adviser to such clients for purposes of determining whether the management fee charged to each Fund under the New Advisory Agreement was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with advisory contract approval considerations. The trustees noted that the fees charged to the comparable clients identified by the Adviser were comparable to those charged to the Funds. The trustees noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser.

The trustees compared each Fund’s total expense ratio and management fee to those of comparable funds with similar investment objectives and strategies. The trustees noted the relatively simple expense structure maintained by the Trust, which consists of a unitary management fee, which is designed to pay each Fund’s expenses and to compensate the Adviser for the services it provides to the Funds. The trustees noted that out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, the Adviser is not responsible for interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, litigation expenses and other non-routine or extraordinary expenses (the “Excluded Expenses”). The trustees recognized that it is difficult to compare management fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another.

The trustees also considered that, in connection with the Board’s approval of the New Advisory Agreement, the Adviser contractually agreed to enter into an expense limitation agreement with the Trust, on behalf of the Funds (the “Expense Limitation Agreement”), under which the Adviser agreed to waive its management fees and/or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total current operating expenses (excluding the Excluded Expenses) to the annual rate set forth in the Funds’ currently effective prospectus. The trustees noted that Expense Limitation Agreement will remain in place for at least two years following the effective date of the New Advisory Agreement.

On the basis of the information provided, the trustees concluded that the Adviser’s management fee with respect to each Fund is reasonable.

Cost of Advisory Services and Profitability. The trustees considered the unitary management fee that each Fund pays to the Adviser under the Existing Advisory Agreement, which will remain the same under the New Advisory Agreement, as well as information from the Adviser regarding the expected asset level that will be required for each Fund to break even. The Board also considered the unitary management fee structure of the Fund whereby the Adviser assumes a majority of the expense of each Fund as well as that the Adviser compensates the Subadviser (as defined below) from the unitary management fee. The trustees noted that total assets managed by the Adviser and its affiliates were approximately $22 billion as of May 31, 2022, and approximately $22.1 billion as of May 31, 2023. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone Fund, each Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients. Following their review, the trustees concluded that the costs for services provided by, and the level of profitability to, the Adviser was reasonable considering the services provided.

Economies of Scale. The trustees considered whether there are expected to be economies of scale with respect to the management of the Funds as assets grow and whether there is potential for realization of economies of scale. The trustees considered whether economies of scale in the provision of services to the Funds were being passed along to shareholders. The trustees noted the Adviser’s representations that, given the Funds are newly launched, the Adviser did not believe that economies of scale currently existed in the Adviser’s management of the Fund. The trustees also considered that, since the Funds are not expected to be impacted as a result of the Transaction, no economies or diseconomies of scale are expected.

Madison Funds | December 31, 2023

Discussion of Contract Renewal Process and Considerations - continued

Other Benefits. The trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Funds. The trustees considered the extent to which the Adviser utilizes soft dollar arrangements with respect to portfolio transactions and considered that the Adviser does not utilize any affiliated brokers to execute the Funds’ portfolio transactions. The trustees noted there were current no distribution or service fees being paid by the Funds to the Adviser or its affiliates. The trustees considered that the Adviser may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The trustees concluded that the additional benefits the Adviser receives from its relationship with the Funds are reasonable and appropriate.

Approval of the New Subadvisory Agreement. Toroso Investments, LLC (the “Subadviser ”) serves as the Subadviser to the Funds pursuant to a trading services subadvisory agreement (the “Existing Subadvisory Agreement”) between the Adviser and the Subadviser with respect to each Fund. Pursuant to the terms of the Existing Subadvisory Agreement, the Existing Subadvisory Agreement will terminate automatically upon the termination of the Existing Advisory Agreement. To avoid disruption of the Funds’ investment management program, at that same meeting, the Board also considered and approved a new trading services subadvisory agreement (the “New Subadvisory Agreement”) on the same terms as the Existing Subadvisory Agreement, which became effective upon the effectiveness of the New Advisory Agreement. The trustees noted that each Fund is authorized to use, and the Adviser currently uses, a “manager-of-managers” structure pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission to the Adviser. Under the manager-of-managers structure, the Adviser may select (with the approval of the Board but without shareholder approval) one or more unaffiliated Subadviser s to provide advisory services to the Funds.

Prior to the special Board meeting, the trustees received and considered information from the Subadviser designed to provide the trustees with the information necessary to evaluate the New Subadvisory Agreement. Before voting to approve the New Subadvisory Agreement, the trustees reviewed these materials with counsel to the Independent Trustees and received advice from such counsel regarding the legal standards for the trustees’ consideration of the approval of the New Subadvisory Agreement. The Board considered that Subadviser has represented that there are no anticipated changes to the nature, quality or extent of services provided to the Funds or the fees payable by the Funds under the Existing Subadvisory Agreement and that there have been no material changes to the information about the Subadviser provided in connection with the June 26, 2023 approval of the Existing Subadvisory Agreement. The trustees also considered that the New Subadvisory Agreement and the Existing Subadvisory Agreement are identical but for the effective date of each agreement. This information, together with the information, discussions and presentations provided to the Board in connection with the Board’s initial approval of the Existing Subadvisory Agreement at its Board meeting held on June 26, 2023 formed the primary (but not exclusive) basis for the Board’s determinations.

In their deliberations to approve the New Subadvisory Agreement, each trustee, in the exercise of their business judgment, weighed to varying degrees the importance of the information provided to them, did not identify any single factor or particular information that was all-important or controlling, and considered the information and made their determinations for each Fund separately and independently of the other Funds. The Board based its decision on the totality of the circumstances and relevant factors. In determining whether to approve the New Subadvisory Agreement, the trustees considered all factors they believed relevant, including the following with respect to each Fund:

Nature, Extent and Quality of Services Provided. In considering the approval of the New Subadvisory Agreement, the Board considered the nature, extent and quality of the trading services to be provided by the Subadviser under the New Subadvisory Agreement. The Board considered the Subadviser’s experience providing similar services to other investment companies. The Board also reviewed information provided regarding trading and brokerage practices, risk management and compliance and regulatory matters.

Fund Performance. Because each Fund is a newly created series of the Trust, the Board did not review the performance of the Funds as no track records were available.

Comparative Fee and Expense Data. The Board considered that each Fund pays a unitary management fee to the Adviser and that, in turn, the Advisor pays a subadvisory fee to the Subadviser out of its unitary management fee. The Board considered the subadvisory fee schedule to be paid by the Adviser to the Subadviser with respect to each Fund and compared them to fees charged by the Subadviser to manage other subadvised portfolios, noting that the Subadvisory fees charged to the Funds were within the range of fees to comparable clients of the Subadviser. On the basis of the information provided, the Board concluded that the subadvisory fee with respect to each Fund was reasonable.

Cost of Subadvisory Services and Profitability. The Board considered that the fees under the New Subadvisory Agreement are paid by the Adviser from the Funds’ unitary management fees and the subadvisory fee schedule was negotiated between the Adviser and the Subadviser, which is not affiliated with the Adviser. As a result, the costs of the services to be provided and the profits to be realized by the Subadviser from its relationship with the Trust were not a material factor in the Board’s consideration of the New Subadvisory Agreement.

Economies of Scale. With respect to the Subadviser, the Board considered that the subadvisory fee schedule, which is calculated based total assets for all Funds, includes a breakpoint.

Fall-Out Benefits. The Board reviewed materials provided by the Subadviser as to any additional benefits it receives and noted that Tidal ETF Services, LLC (“Tidal”), an affiliate of the Subadvisor, provides certain administrative services to the Trust for which it is separately compensated. The Board reviewed information about the fees paid to Tidal, noting that such fees would be paid out of each Fund’s unitary management fee. The Board concluded that the additional benefits the Subadviser received from its relationship with the Funds are reasonable and appropriate.

Conclusion. Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board of Trustees, including the Independent Trustees, determined that the New Advisory Agreement and New Subadvisory Agreement on the basis that its terms and conditions, including the fees payable thereunder, were fair and reasonable and in the best interests of the Funds and their respective shareholders and they unanimously voted to approve the Agreements and to recommend that shareholders approve the New Advisory Agreement.

Madison Funds | December 31, 2023

Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As shareholders of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management feess; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended December 31, 2023.

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value (Commencement of Operations)	Ending Account Value December 31, 2023	Fund’s Annual Expense Ratio	Expenses Paid During Period
Madison Short-Term Strategic Income ETF(a)	$1,000.00	$1,039.60	0.40%	$1.30
Madison Aggregate Bond ETF(b)	$1,000.00	$1,050.70	0.40%	$1.40
Madison Covered Call ETF(c)	$1,000.00	$1,049.20	1.12%	$4.14
Madison Dividend Value ETF(d)	$1,000.00	$1,009.20	0.65%	$2.48

(a)The Madison Short-Term Strategic Income ETF commenced operations on September 6, 2023. The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by the number of days from commencement of oparations (117) and divided by the number of days in the most recent twelve-month period (366).

(b) The Madison Aggregate Bond ETF commenced operations on August 29, 2023. The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by the number of days from commencent of operations (125) and divided by the number of days in the most recent twelve-month period (366).

(c)The Madison Covered Call ETF commenced operations on August 22, 2023. The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by the number of days from commencement of operations (132) and divided by the number of days in the most recent twelve-month period (366).

(d)Madison Dividend Value ETF commenced operations on August 15, 2023. The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by the number of days from commencement of operations (139) and divided by the number of days in the most recent twelve-month period (366).

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended December 31, 2023. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the year, multiplied by 184/366 (to reflect the one-half fiscal year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Fund’s Annual Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period(a)
Madison Short-Term Strategic Income ETF	0.40%	$1,000.00	$1,023.13	$2.03
Madison Aggregate Bond ETF	0.40%	$1,000.00	$1,023.13	$2.03
Madison Covered Call ETF	1.12%	$1,000.00	$1,019.51	$5.39
Madison Dividend Value ETF	0.65%	$1,000.00	$1,021.87	$3.30

(a) The hypothetical expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the most recent six-month period).

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Madison Funds | December 31, 2023

Other Information (unaudited) - continued

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the 1940 Act, the Trust has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees of the Trust has appointed the Funds’ Chief Compliance Officer as the administrator of the Program (the “Program Administrator”). The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum (“HLIM”), if applicable, and any material changes to the Program during the review period. The Program Administrator uses ICE Data Services, Inc. (“ICE”), a third-party vendor, to provide portfolio investment classificataion services.

On May 24, 2023, the Board reviewed the Program Administrator’s written report for the period January 1, 2022 through December 31, 2022 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk, which is assessed under both normal and reasonably foreseeable stressed market conditions. For this purpose, liquidity risk is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Report noted that following a review of each Fund’s redemption history and investment strategies, as well as liquidity reports generated by ICE, the Program Administrator determined that each Fund primarily held investments that were classified as “highly liquid” during the review period. As a result, the Program Administrator concluded that each Fund is a “primarily highly liquid fund” (as defined in the Program), which means that each Fund can continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a HLIM for each Fund and to adopt policies and procedures for responding to a HLIM shortfall.

The Fund commenced operations after December 31, 2022 and was not a part of the Report but has adopted the Program upon commencement of operations.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available upon request to shareholders at no cost on the SEC’s website at www.sec.gov. Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the funds to vote proxies related to portfolio securities is available to shareholders at no cost on the funds’ website at www.madisonfunds.com or upon request by calling 800-877-0300 or on the SEC’s website at www.sec.gov. The proxy voting records for the funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

PROXY VOTING RESULTS

At special meetings of shareholders held on August 28, 2023 for the Madison Short Term-Strategic Income ETF (MSTI) and Madison Aggregate Bond ETF (MAGG), and on November 30, 2023 for the Madison Covered Call ETF (CVRD) and Madison Dividend Value ETF (DIVL), shareholders of each Fund approved a new investment advisory agreement between the Trust, on behalf of their Fund, and the Adviser, Madison Asset Management, LLC. The voting results of CVRD and DIVL are described in the table below:

Fund	Outstanding Shares (O/S) Voted	% O/S	% Voted
Madison Covered Call ETF
For:	3,975,829.00	99.395%	100.000%
Against:	0.00	0.000%	0.000%
Abstain:	0.00	0.000%	0.000%
Madison Dividend Value ETF
For:	3,208,946.00	98.737%	100.000%
Against:	0.00	0.000%	0.000%
Abstain:	0.00	0.000%	0.000%

Vote totals are not included for MSTI and MAGG since the investment advisory agreement of each was approved by the initial shareholder prior to beginning of operations and the fund’s public offering to shareholders.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Funds’ website at www.madisonfunds.com/etfs.

INFORMATION ABOUT THE FUNDS’ TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 800-767-0300. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.madisonfunds.com/etfs.

4460-P1060

Rev.1223

MADISONFUNDS.COM

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Madison ETFs Trust

By (Signature and Title)	/s/ Patrick F. Ryan
Patrick F. Ryan, President/Principal Executive Officer

Date	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Patrick F. Ryan
Patrick F. Ryan, President/Principal Executive Officer

Date	March 1, 2024

By (Signature and Title)*	/s/ Greg D. Hoppe
Greg D. Hoppe, Treasurer/Principal Financial Officer

Date	March 1, 2024

* Print the name and title of each signing officer under his or her signature.

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